Rule 497(c)
                                                             File No. 333-143964



                                                First Trust
FIRST TRUST                                     Exchange-Traded Fund II
-------------------------------------------------------------------------------


FUND NAME                                                            TICKER SYMBOL        EXCHANGE

First Trust BICK Index Fund                                             BICK              NASDAQ(R)

First Trust Dow Jones Global Select Dividend Index Fund                 FGD               NYSE Arca

First Trust FTSE EPRA/NAREIT Developed Markets
Real Estate Index Fund                                                  FFR               NYSE Arca

First Trust ISE Cloud Computing Index Fund                              SKYY              NASDAQ(R)

First Trust ISE Global Copper Index Fund                                CU                NASDAQ(R)

First Trust ISE Global Engineering and
Construction Index Fund                                                 FLM               NYSE Arca

First Trust ISE Global Platinum Index Fund                              PLTM              NASDAQ(R)

First Trust ISE Global Wind Energy Index Fund                           FAN               NYSE Arca

First Trust NASDAQ CEA Smartphone Index Fund                            FONE              NASDAQ(R)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid
Infrastructure Index Fund                                               GRID              NASDAQ(R)

First Trust NASDAQ Global Auto Index Fund                               CARZ              NASDAQ(R)

First Trust STOXX(R) European Select Dividend Index Fund                FDD               NYSE Arca


Each of First Trust BICK Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust ISE Global Platinum Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust STOXX(R) European Select Dividend Index Fund (each, a "Fund" and collectively, the "Funds") is a series of First Trust Exchange-Traded Fund II (the "Trust") and an exchange-traded index fund organized as a separate series of a registered management investment company.

Each Fund lists and principally trades its shares on either The NASDAQ Stock Market ("NASDAQ(R)") or NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext (each, an "Exchange," and together, the "Exchanges"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in large specified blocks consisting of 50,000 shares (each such block of shares, called a "Creation Unit" and collectively, the "Creation Units"). Each Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.

--------------------
  January 31, 2014
--------------------

                               TABLE OF CONTENTS

Summary Information
    First Trust BICK Index Fund (BICK).........................................1
    First Trust Dow Jones Global Select Dividend Index
       Fund (FGD)..............................................................6
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
       Fund (FFR).............................................................11
    First Trust ISE Cloud Computing Index Fund (SKYY).........................16
    First Trust ISE Global Copper Index Fund (CU).............................21
    First Trust ISE Global Engineering and Construction Index Fund (FLM)......26
    First Trust ISE Global Platinum Index Fund (PLTM).........................31
    First Trust ISE Global Wind Energy Index Fund (FAN).......................36
    First Trust NASDAQ CEA Smartphone Index Fund (FONE).......................41
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
       Fund (GRID)............................................................46
    First Trust NASDAQ Global Auto Index Fund (CARZ)..........................51
    First Trust STOXX(R) European Select Dividend Index Fund (FDD)............56
Investment Strategies.........................................................61
Additional Risks of Investing in the Funds....................................61
Fund Organization.............................................................65
Management of the Funds.......................................................65
How to Buy and Sell Shares....................................................66
Dividends, Distributions and Taxes............................................67
Federal Tax Matters...........................................................68
Distribution Plan.............................................................70
Net Asset Value...............................................................70
Fund Service Providers........................................................71
Index Providers...............................................................71
Disclaimers...................................................................72
Index Information.............................................................75
Premium/Discount Information..................................................96
Total Return Information......................................................98
Financial Highlights.........................................................102
Other Information............................................................109

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                       First Trust BICK Index Fund (BICK)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.64%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.64%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.89% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year             3 Years            5 Years           10 Years
         $65               $250               $460              $1,065

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

--------------------------------------------------------------------------------
                       First Trust BICK Index Fund (BICK)
--------------------------------------------------------------------------------

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors an opportunity to take advantage of both event-driven news and long-term economic trends as the economies of these countries continue to evolve.

ISE reviews the Index components quarterly in March, June, September and December of each year for eligibility and weights the Index so that each country represents approximately 25% of the Index. Changes are announced on ISE's publicly available website at www.ise.com at least five days prior to the effective date.

As of December 31, 2013, there were 86 securities that comprised the Index, 25 of which were of companies domiciled in each of Brazil, China and South Korea and 11 of which were domiciled in India. Also as of December 31, 2013, 13 Brazilian securities in the Index were common stocks trading on the Sao Paulo Stock Exchange and 12 Brazilian securities in the Index were Depositary Receipts trading on the New York Stock Exchange; 19 Chinese securities in the Index were H shares trading on the Hong Kong Stock Exchange and 6 Chinese securities in the Index were Depositary Receipts trading on NASDAQ(R) or the New York Stock Exchange; 11 Indian securities in the Index were Depositary Receipts trading on NASDAQ(R), the New York Stock Exchange or the London Stock Exchange; and 24 South Korean securities in the Index were common stocks trading on the Korea Stock Exchange and 1 South Korean security in the Index was a Depositary Receipt trading on the London Stock Exchange.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

BRAZIL RISK. The Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. A holder of depositary receipts may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages if the depositary receipts are exchanged for the underlying shares. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

CHINA RISK. The Fund invests in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in

--------------------------------------------------------------------------------
                       First Trust BICK Index Fund (BICK)
--------------------------------------------------------------------------------

currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIALS COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INDIA RISK. The Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert shares into depositary receipts and vice versa. These restrictions may cause shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

--------------------------------------------------------------------------------
                       First Trust BICK Index Fund (BICK)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

SOUTH KOREA RISK. The Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy may be impacted by currency fluctuations and increasing competition from Asia's other emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST BICK INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2011               -27.71%
                         12/31/2012                13.01%
                         12/31/2013                -0.18%


During the three-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 14.74% and -29.98%, respectively, for the quarters ended March 31, 2012 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                       First Trust BICK Index Fund (BICK)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                       1 Year      Since Inception
                                                                                      (4/12/2010)
     Return Before Taxes                                                -0.18%           -3.24%
     Return After Taxes on Distributions                                -1.03%           -3.88%
     Return After Taxes on Distributions and Sale of Shares             -0.14%           -2.67%
     ISE BICK(TM) Index                                                  1.69%           -2.38%
     MSCI All Country World Index                                       22.80%            9.63%
     MSCI Emerging Markets Index                                        -2.60%            1.51%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
         First Trust Dow Jones Global Select Dividend Index Fund (FGD)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.21%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.61%
           Fee Waiver and Expense Reimbursement (2)                                                    0.01%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.60%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $61               $239               $442              $1,028

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

--------------------------------------------------------------------------------
         First Trust Dow Jones Global Select Dividend Index Fund (FGD)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Index is compiled and maintained by Dow Jones & Company, Inc. ("Dow Jones" or the "Index Provider"). The Index universe consists of all dividend-paying companies in the Dow Jones World Developed Index which are subjected to eligibility screens for dividend quality and liquidity before being selected for inclusion in the Index. Component securities are weighted on indicated annual dividend yield. Weights of individual securities are capped at 10%. The Index is rebalanced and reconstituted annually in December. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE RISK. The Fund invests a material portion of its assets in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

--------------------------------------------------------------------------------
         First Trust Dow Jones Global Select Dividend Index Fund (FGD)
--------------------------------------------------------------------------------

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

TELECOMMUNICATION COMPANIES RISK. The Fund invests in telecommunication companies. Telecommunication companies are subject to risks, such as a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities, the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology and technological innovations that may make various products and services obsolete.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
         First Trust Dow Jones Global Select Dividend Index Fund (FGD)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2008              -50.57%
                         12/31/2009               64.28%
                         12/31/2010               12.27%
                         12/31/2011               -2.17%
                         12/31/2012               15.42%
                         12/31/2013               17.90%

During the six-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 38.58% and -29.38%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                           1 Year            5 Years     Since Inception
                                                                                                           (11/21/2007)
     Return Before Taxes                                                   17.90%           19.68%           3.29%
     Return After Taxes on Distributions                                   15.41%           17.64%           1.43%
     Return After Taxes on Distributions and Sale of Shares                 9.99%           15.04%           1.68%
     Dow Jones Global Select Dividend Index(SM)                            18.91%           20.14%           3.41%
     Dow Jones World Developed Markets Index(SM)                           27.46%           15.87%           4.11%
     MSCI World Index                                                      26.68%           15.02%           3.46%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

--------------------------------------------------------------------------------
         First Trust Dow Jones Global Select Dividend Index Fund (FGD)
--------------------------------------------------------------------------------

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
  First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.28%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.68%
           Fee Waiver and Expense Reimbursement (2)                                                    0.08%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.60%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $61               $252               $471              $1,102

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

--------------------------------------------------------------------------------
  First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is compiled and maintained by FTSE International Limited ("FTSE" or the "Index Provider"). The Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The Index is rebalanced and reconstituted quarterly in March, June, September and December. The Fund will make changes to its portfolio holdings when changes are made by FTSE in the composition of the Index. The Index is designed to measure the stock performance of companies engaged in specific real estate activities in the North American, European and Asian real estate markets. Specific real estate activities include the ownership, trading and development of income-producing real estate.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIALS COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government

--------------------------------------------------------------------------------
  First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
--------------------------------------------------------------------------------

regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INTEREST RATE RISK. The Fund is subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

The Fund invests in real estate companies that may be adversely impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the Fund may decline in response to such developments.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

--------------------------------------------------------------------------------
  First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, the S&P Global REIT Index, which is a broad-based securities market index, and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND--TOTAL RETURNS


                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2008              -47.46%
                         12/31/2009               35.00%
                         12/31/2010               19.59%
                         12/31/2011               -6.49%
                         12/31/2012               28.28%
                         12/31/2013                2.97%

During the six-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 35.30% and -32.77%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                           1 Year            5 Year      Since Inception
                                                                                                            (8/27/2007)
     Return Before Taxes                                                    2.97%           14.80%           -0.04%
     Return After Taxes on Distributions                                    1.73%           13.19%           -1.38%
     Return After Taxes on Distributions and Sale of Shares                 1.68%           11.18%           -0.60%
     FTSE EPRA/NAREIT Developed Index                                       4.39%           16.06%            0.87%
     S&P Global REIT Index                                                  1.73%           15.04%            0.28%
     MSCI World REIT Index                                                 -0.46%           13.49%           -0.82%

--------------------------------------------------------------------------------
  First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               First Trust ISE Cloud Computing Index Fund (SKYY)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust ISE Cloud Computing Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the ISE Cloud Computing(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.60%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.60%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $61               $237               $438              $1,018

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
               First Trust ISE Cloud Computing Index Fund (SKYY)
--------------------------------------------------------------------------------

The Index is owned and was developed by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. The Index is designed to provide a benchmark for investors interested in tracking companies actively involved in the cloud computing industry. The cloud computing industry is a group of companies that offers internet and technology products, services and applications delivered via the Internet rather than traditional computing, which focuses on computer desktop applications. The Index components are reviewed semi-annually for eligibility. As of December 31, 2013, the Index was comprised of 35 securities from companies located in the United States and 5 securities from companies located in Belgium, Canada, Germany, India and Israel.

The Index uses a market capitalization weighted allocation across three categories in the cloud computing industry. The pure play category includes companies that are direct service providers for "the cloud" (i.e., network hardware/software, storage and cloud computing services) or companies with business models that rely on delivering goods and services that utilize cloud computing technology. The non pure play category includes companies that focus outside the cloud computing space but provide goods and services that support the cloud computing space. The technology conglomerate category includes companies that are large, broad-based companies with business models that indirectly utilize or support the use of cloud computing technology.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CLOUD COMPUTING COMPANIES RISK. The Fund invests in securities of cloud computing companies, including companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Also, the business models employed by the companies in the cloud computing industry may not prove to be successful.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in the securities of information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

--------------------------------------------------------------------------------
               First Trust ISE Cloud Computing Index Fund (SKYY)
--------------------------------------------------------------------------------

INTERNET COMPANIES RISK. The Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past two years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
               First Trust ISE Cloud Computing Index Fund (SKYY)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2012                15.53%
                         12/31/2013                33.35%

During the two-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 24.11% and -12.45%, respectively, for the quarters ended March 31, 2012 and June 30, 2013. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                              (7/5/2011)
     Return Before Taxes                                                       33.35%           11.66%
     Return After Taxes on Distributions                                       33.35%           11.65%
     Return After Taxes on Distributions and Sale of Shares                    18.88%            9.05%
     ISE Cloud Computing(TM) Index                                             34.18%           12.35%
     S&P 500 Index                                                             32.39%           16.40%
     S&P Composite 1500 Information Technology Index                           28.99%           15.59%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

--------------------------------------------------------------------------------
               First Trust ISE Cloud Computing Index Fund (SKYY)
--------------------------------------------------------------------------------

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                 First Trust ISE Global Copper Index Fund (CU)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.70%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $269               $492              $1,135

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
                 First Trust ISE Global Copper Index Fund (CU)
--------------------------------------------------------------------------------

The Index is developed and owned by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for copper continues to evolve.

ISE reviews the Index components quarterly in March, June, September and December of each year for eligibility and sets each component's weight in the Index according to the Index methodology. Changes are announced on ISE's publicly available website at www.ise.com at least five days prior to the effective date.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CANADA RISK. Because the Fund invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

COPPER MINING COMPANY RISK. Securities in the Fund's portfolio may be significantly impacted by competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short term or the long term.

COPPER RISK. The Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including

--------------------------------------------------------------------------------
                 First Trust ISE Global Copper Index Fund (CU)
--------------------------------------------------------------------------------

changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MATERIALS COMPANIES RISK. The Fund invests significantly in materials companies. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

UNITED KINGDOM RISK. Because the Fund invests a significant portion of its assets in companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

--------------------------------------------------------------------------------
                 First Trust ISE Global Copper Index Fund (CU)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE GLOBAL COPPER INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2011               -29.36%
                         12/31/2012                 5.61%
                         12/31/2013               -24.92%

During the three-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 15.51% and -37.68%, respectively, for the quarters ended December 31, 2011 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                              (3/11/2010)
     Return Before Taxes                                                       -24.92%           -5.20%
     Return After Taxes on Distributions                                       -25.65%           -6.04%
     Return After Taxes on Distributions and Sale of Shares                    -14.12%           -4.08%
     ISE Global Copper(TM) Index                                               -23.82%           -4.06%
     MSCI All Country World Materials Index                                     -0.72%            1.31%
     MSCI All Country World Index                                               22.80%           10.61%

--------------------------------------------------------------------------------
                 First Trust ISE Global Copper Index Fund (CU)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
      First Trust ISE Global Engineering and Construction Index Fund (FLM)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Engineering and Construction(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.49%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.89%
           Fee Waiver and Expense Reimbursement (2)                                                    0.19%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $303               $570              $1,333

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

--------------------------------------------------------------------------------
      First Trust ISE Global Engineering and Construction Index Fund (FLM)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC(R) ("ISE" or "Index Provider"), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies. The Index specifically targets companies that are engaged in large civil and capital projects such as infrastructure, utilities, transportation, telecommunications, commercial, residential, and commerce facilities and whose roles are within the engineering, designing, planning, consulting, project managing, and/or constructing of these projects. To be included in the Index, a company must receive at least 70% of revenues from these types of services and projects based on the reportable segment/division from its most recent annual report.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. The Fund invests in the securities of engineering and construction companies. Risks associated with investing in these companies include the general state of the economy, demand for their specific products or services, changes in government spending, zoning laws, interest rates, declines in real estate values, environmental damage and product liability claims. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

--------------------------------------------------------------------------------
      First Trust ISE Global Engineering and Construction Index Fund (FLM)
--------------------------------------------------------------------------------

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Many industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries represented by industrials companies include electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

JAPAN RISK. The Fund invests in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on

--------------------------------------------------------------------------------
      First Trust ISE Global Engineering and Construction Index Fund (FLM)
--------------------------------------------------------------------------------

net asset value compare to those of the Index, the Russell 3000(R) Index, which is a broad-based securities market index, and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2009               25.44%
                         12/31/2010               18.23%
                         12/31/2011              -17.44%
                         12/31/2012               19.21%
                         12/31/2013               23.10%

During the five-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 28.36% and -24.67%, respectively, for the quarters ended June 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                       1 Year          5 Year       Since Inception
                                                                                                      (10/13/2008)
     Return Before Taxes                                                23.10%           12.43%           12.53%
     Return After Taxes on Distributions                                21.93%           11.75%           11.86%
     Return After Taxes on Distributions and Sale of Shares             12.98%            9.60%            9.71%
     ISE Global Engineering and Construction(TM) Index                  25.44%           13.93%           14.61%
     Russell 3000(R) Index                                              33.55%           18.71%           15.57%
     MSCI World Industrials Index                                       32.10%           17.07%           14.91%

--------------------------------------------------------------------------------
      First Trust ISE Global Engineering and Construction Index Fund (FLM)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               First Trust ISE Global Platinum Index Fund (PLTM)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust ISE Global Platinum Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.70%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $269               $492              $1,135

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
               First Trust ISE Global Platinum Index Fund (PLTM)
--------------------------------------------------------------------------------

The Index is developed and owned by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements, platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for PGMs continues to evolve.

ISE reviews the Index components quarterly in March, June, September and December of each year for eligibility and sets each component's weight in the Index according to the Index methodology. Changes are announced on ISE's publicly available website at www.ise.com at least five days prior to the effective date.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

LIQUIDITY RISK. Whether or not the equity securities in the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MATERIALS COMPANIES RISK. The Fund invests significantly in materials companies. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In

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               First Trust ISE Global Platinum Index Fund (PLTM)
--------------------------------------------------------------------------------

addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PGM MINING COMPANY RISK. Securities in the Fund's portfolio may be significantly impacted by competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short term or the long term.

PGM RISK. The Fund may be adversely affected by a decrease in the worldwide demand and price of PGMs. Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

SOUTH AFRICA RISK. Because a significant percentage of the world's PGM mining takes place in South Africa, the Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced

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               First Trust ISE Global Platinum Index Fund (PLTM)
--------------------------------------------------------------------------------

acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2011               -47.63%
                         12/31/2012               -17.50%
                         12/31/2013               -13.89%


During the three-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 17.11% and -32.85%, respectively, for the quarters ended September 30, 2013 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                              (3/11/2010)
     Return Before Taxes                                                      -13.89%          -19.66%
     Return After Taxes on Distributions                                      -14.49%          -19.96%
     Return After Taxes on Distributions and Sale of Shares                    -7.86%          -13.82%
     ISE Global Platinum(TM) Index                                            -11.91%          -18.86%
     MSCI All Country World Index                                              22.80%           10.61%
     MSCI All Country World Materials Index                                    -0.72%            1.31%

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               First Trust ISE Global Platinum Index Fund (PLTM)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              First Trust ISE Global Wind Energy Index Fund (FAN)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.44%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.84%
           Fee Waiver and Expense Reimbursement (2)                                                    0.24%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.60%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $61               $281               $536              $1,269

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

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              First Trust ISE Global Wind Energy Index Fund (FAN)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC(R) ("ISE" or "Index Provider"), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE RISK. The Fund invests a material portion of its assets in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

--------------------------------------------------------------------------------
              First Trust ISE Global Wind Energy Index Fund (FAN)
--------------------------------------------------------------------------------

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Many industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries represented by industrials companies include electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

LIQUIDITY RISK. Whether or not the equity securities in the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

UTILITIES COMPANIES RISK. The Fund invests in the securities of utilities companies. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

--------------------------------------------------------------------------------
              First Trust ISE Global Wind Energy Index Fund (FAN)
--------------------------------------------------------------------------------

WIND ENERGY COMPANIES RISK. The Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.


ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2009               26.01%
                         12/31/2010              -31.42%
                         12/31/2011              -21.59%
                         12/31/2012              -12.18%
                         12/31/2013               64.51%

During the five-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 41.69% and -25.75%, respectively, for the quarters ended June 30, 2009 and June 30, 2010. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
              First Trust ISE Global Wind Energy Index Fund (FAN)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                       1 Year          5 Year       Since Inception
                                                                                                       (6/16/2008)
     Return Before Taxes                                                64.51%           -0.42%          -15.21%
     Return After Taxes on Distributions                                63.89%           -0.86%          -15.56%
     Return After Taxes on Distributions and Sale of Shares             36.45%           -0.48%          -10.52%
     ISE Global Wind Energy(TM) Index                                   67.10%            0.79%          -14.48%
     Russell 3000(R) Index                                              33.55%           18.71%            8.38%
     MSCI World Index                                                   26.68%           15.02%            4.50%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              First Trust NASDAQ CEA Smartphone Index Fund (FONE)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX CEA Smartphone Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.70%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $269               $492              $1,135

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
              First Trust NASDAQ CEA Smartphone Index Fund (FONE)
--------------------------------------------------------------------------------

The Index is owned by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index Provider and the Consumer Electronics Association have jointly developed the eligibility and selection criteria and rules for the Index. The Index is calculated and maintained by the Index Provider. The Index is designed to track the performance of companies engaged in the Smartphone segment of the telecommunications and technology sectors. The Index includes companies primarily involved in the building, design and distribution of handsets, hardware, software and mobile networks associated with the development, sale and usage of Smartphones. The Index Provider defines a Smartphone as a wireless, mobile communication device offering advanced capabilities and functionalities, including web access, through the use of an identifiable operating system.

The Index uses a modified equal dollar weighting methodology. The Index Provider evaluates the Index components semi-annually in March and September of each year for eligibility, using market data through the end of February and August, respectively. Eligible components for the Index are identified as such using the eligibility criteria set forth in this prospectus under "Index Information." Changes to the Index are made effective after the close of trading on the third Friday in March and September. The Index is rebalanced quarterly, each March, June, September and December. As of December 31, 2013, there were 61 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in the securities of information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or

--------------------------------------------------------------------------------
              First Trust NASDAQ CEA Smartphone Index Fund (FONE)
--------------------------------------------------------------------------------

market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

SMARTPHONE COMPANIES RISK. The Fund will be invested in securities of smartphone companies. The smartphone companies are characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the Smartphone industry is in the early stages of development and can be extremely volatile.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past two years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and,

--------------------------------------------------------------------------------
              First Trust NASDAQ CEA Smartphone Index Fund (FONE)
--------------------------------------------------------------------------------

therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2012                7.44%
                         12/31/2013               33.64%


During the two-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 15.83% and -17.69%, respectively, for the quarters ended March 31, 2012 and June 30, 2012. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                              (2/17/2011)
     Return Before Taxes                                                       33.64%           4.84%
     Return After Taxes on Distributions                                       33.09%           4.42%
     Return After Taxes on Distributions and Sale of Shares                    19.01%           3.52%
     NASDAQ OMX CEA Smartphone Index(SM)                                       35.56%           5.82%
     MSCI World Index                                                          26.68%           9.65%
     MSCI All Country World Information Technology Index                       26.51%           9.82%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

--------------------------------------------------------------------------------
              First Trust NASDAQ CEA Smartphone Index Fund (FONE)
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.71%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        1.11%
           Fee Waiver and Expense Reimbursement (2)                                                    0.41%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $342               $659              $1,557

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

--------------------------------------------------------------------------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

Each March and September, Clean Edge, Inc. ("Clean Edge") provides The NASDAQ OMX Group, Inc. ("NASDAQ OMX") (collectively, the "Index Providers") with a list of companies to be included in the Index. In order to be eligible for inclusion in the Index, the issuer of the security must be classified by Clean Edge as a smart grid, electric infrastructure and/or other grid-related activities company. Clean Edge then screens the companies identified as such using the eligibility criteria described under "Index Information." The list of remaining companies is provided to NASDAQ OMX, which then compiles the Index. NASDAQ OMX determines the respective market-capitalization weighting of each of the securities included in the Index (the "Index Securities") and balances the Index accordingly each March, June, September and December.

Clean Edge, founded in 2000, is the world's first research and publishing firm devoted to the clean-tech sector. The company, via its publications, events, and online services, helps companies, investors, and governments understand and profit from clean technologies. NASDAQ OMX is the world's largest exchange company with trading, technology and public company service capability spanning six continents.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE RISK. The Fund invests a material portion of its assets in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be

--------------------------------------------------------------------------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
--------------------------------------------------------------------------------

affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Many industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries represented by industrials companies include electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

SMART GRID COMPANIES RISK. The Fund will be concentrated in smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

--------------------------------------------------------------------------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past four years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINT REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2010               -0.20%
                         12/31/2011              -20.90%
                         12/31/2012               19.69%
                         12/31/2013               24.41%

During the four-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 13.59% and -26.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                             (11/16/2009)
     Return Before Taxes                                                       24.41%            5.61%
     Return After Taxes on Distributions                                       23.60%            5.24%
     Return After Taxes on Distributions and Sale of Shares                    13.76%            4.18%
     NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM)           26.15%            6.55%
     Russell 3000(R) Index                                                     33.55%           16.25%
     S&P 1500 Industrials Index                                                41.19%           19.31%
     MSCI World Industrials Index                                              32.10%           14.10%

--------------------------------------------------------------------------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                First Trust NASDAQ Global Auto Index Fund (CARZ)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.70%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses (2)                                                                          0.00%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.70%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $269               $492              $1,135

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
                First Trust NASDAQ Global Auto Index Fund (CARZ)
--------------------------------------------------------------------------------

The Index is owned and was developed by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles.

The Index uses a modified market-capitalization weighting methodology. The Index Provider evaluates the Index components annually in June of each year for eligibility, using market data through the end of May. Eligible components for the Index are identified as such using the eligibility criteria set forth in this prospectus under "Index Information." Changes to the Index are made effective after the close of trading on the third Friday in June. The Index is rebalanced quarterly, each March, June, September and December. As of December 31, 2013, the Index was comprised of 38 securities from 11 countries, which included the United States and Japan.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

AUTOMOTIVE INDUSTRY RISK. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market

--------------------------------------------------------------------------------
                First Trust NASDAQ Global Auto Index Fund (CARZ)
--------------------------------------------------------------------------------

volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

JAPAN RISK. The Fund invests in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

--------------------------------------------------------------------------------
                First Trust NASDAQ Global Auto Index Fund (CARZ)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past two years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND--TOTAL RETURNS


                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2012               28.38%
                         12/31/2013               36.92%

During the two-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 21.73% and -12.28%, respectively, for the quarters ended March 31, 2012 and June 30, 2012. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                               1 Year      Since Inception
                                                                                              (5/9/2011)
     Return Before Taxes                                                       36.92%           11.90%
     Return After Taxes on Distributions                                       36.43%           11.58%
     Return After Taxes on Distributions and Sale of Shares                    20.87%            9.09%
     NASDAQ OMX Global Auto Index(SM)                                          39.64%           13.17%
     MSCI World Index                                                          26.68%           10.41%

--------------------------------------------------------------------------------
                First Trust NASDAQ Global Auto Index Fund (CARZ)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R), at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
         First Trust STOXX(R) European Select Dividend Index Fund (FDD)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                             0.40%
           Distribution and Service (12b-1) Fees (1)                                                   0.00%
           Other Expenses                                                                              0.50%
                                                                                                     ---------
           Total Annual Fund Operating Expenses                                                        0.90%
           Fee Waiver and Expense Reimbursement (2)                                                    0.30%
                                                                                                     ---------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement         0.60%


   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until February 28, 2015, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following February 28, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $61               $291               $561              $1,331

-----------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2015.

   (2) First Trust Advisors L.P., the Fund's advisor, has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until February 28, 2015. Expenses borne by the Fund's advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's advisor only after February 28, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.


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         First Trust STOXX(R) European Select Dividend Index Fund (FDD)
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PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks or in depositary receipts representing securities in the Index. First Trust Advisors L.P. ("First Trust" or the "Advisor") seeks to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company). The STOXX(R) Europe 600 Index covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is compiled and maintained by STOXX Limited ("STOXX" or the "Index Provider"). Only dividend-paying companies in the STOXX(R) Europe 600 Index (including secondary lines of those companies) are considered for inclusion in the Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The Index is rebalanced and reconstituted annually in March. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, purchases securities not in the Index that are appropriate to substitute for certain securities in the Index or utilizes various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EUROPE RISK. The Fund invests in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In


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         First Trust STOXX(R) European Select Dividend Index Fund (FDD)
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addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIALS COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than those of larger, more established companies.

UNITED KINGDOM RISK. Because the Fund invests a significant portion of its assets in companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.


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         First Trust STOXX(R) European Select Dividend Index Fund (FDD)
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Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND--TOTAL RETURNS

                                 [GRAPH OMITTED]
                       [DATA POINTS REPRESENTED IN GRAPH]

                     Calendar Year Ended       Total Return
                         12/31/2008              -61.15%
                         12/31/2009               37.08%
                         12/31/2010                0.90%
                         12/31/2011              -10.22%
                         12/31/2012               10.08%
                         12/31/2013               17.14%

During the six-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 27.30% and -30.31%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                           1 Year            5 Year      Since Inception
                                                                                                            (8/27/2007)
     Return Before Taxes                                                   17.14%           9.87%           -7.24%
     Return After Taxes on Distributions                                   15.05%           8.05%           -8.86%
     Return After Taxes on Distributions and Sale of Shares                 9.54%           6.99%           -5.80%
     STOXX(R) Europe Select Dividend 30 Index                              18.56%          10.63%           -6.71%
     STOXX(R) Europe 600 Index                                             26.24%          13.83%            1.22%
     MSCI Europe Index                                                     25.23%          13.36%            0.95%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P.

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o  Roger F. Testin, Senior Vice President of First Trust; and

      o  Stan Ueland, Senior Vice President of First Trust.

     Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.


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         First Trust STOXX(R) European Select Dividend Index Fund (FDD)
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PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities included in the Fund's portfolio and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                             INVESTMENT STRATEGIES

Each Fund is a series of the Trust, an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index (each Fund's corresponding equity index is referred to herein as an "Index," and together, as the "Indices;" the provider of each Fund's Index is referred to herein as an "Index Provider" and together, as the "Index Providers"). Each Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise each Fund's respective Index and/or in depositary receipts representing securities in such Index. Each Fund's investment objective, the 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. As non-fundamental policies, each Fund's investment objective and the 90% investment strategy require 60 days' prior written notice to shareholders before they can be changed. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objectives and Policies."

In seeking to achieve each Fund's investment objective, the Fund generally will invest in all of the securities comprising its Index, or depositary receipts representing securities in its Index, in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a Fund may purchase a sample of stocks in its Index. There may also be instances in which First Trust may choose to overweight certain stocks in the applicable Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. A Fund may sell stocks that are represented in its Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI and on the Funds' website at www.ftportfolios.com.

SECURITIES LENDING
Certain of the Funds may lend securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. First Trust may select any Fund to participate in the securities lending program, at its discretion, with notice to the Board.


                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

CONCENTRATION RISK. A Fund will be concentrated in the securities of an individual industry if the Fund's corresponding Index is concentrated in an individual industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.

CURRENCY RISK. In addition to the risks described above in "Principal Risks--Currency Risk," an investment in non-U.S. securities involves further risk due to currency exchange rates. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

DEPOSITARY RECEIPTS RISK. In addition to the risks above in "Principal Risks--Depositary Receipts Risk," an investment in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of ADRs, GDRs or EDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs and EDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world, and by European banks, respectively. ADRs, GDRs or EDRs may be less liquid than

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the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts, whether ADRs, GDRs or EDRs, are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. A Fund's investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of depositary receipts and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Ownership of depositary receipts in certain countries represented in a Fund's portfolio may have some adverse consequences for the Fund, as set forth below.

   BRAZIL. With respect to depositary receipts of Brazilian companies, if a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. The holder of depositary receipts will be entitled to rely on the electronic registration of the issuer's custodian for only five business days from the date of exchange, but thereafter, a depositary receipt holder may not be able to obtain and remit U.S. dollars abroad upon the disposition of, or distributions relating to, the underlying shares unless it obtains its own electronic registration by registering the investment in the underlying shares. If a depositary receipt holder attempts to obtain its own electronic registration, it may incur expenses or suffer delays in the application process, which could delay the receipt of dividends or distributions relating to the underlying shares or the return of capital in a timely manner. In the future, the custodian's electronic registration or any certificate of foreign capital registration obtained by a depositary receipt holder may be affected by future legislative changes, or additional restrictions may be applicable to depositary receipt holders, the disposition of the underlying shares or the repatriation of the proceeds from disposition.

   Depositary receipt holders may be disadvantaged by the fact that the Brazilian securities markets are not as highly regulated and supervised as the securities markets in the United States or in certain other jurisdictions. Rules and policies against self-dealing and regarding the preservation of minority shareholder interests may be less well-developed and enforced in Brazil than in the United States or in certain other jurisdictions. For example, when compared to Delaware corporate law, Brazilian corporate law and practice have less detailed and well-established rules and judicial precedents relating to the review of management decisions against duty of care and duty of loyalty standards in the context of corporate restructurings, transactions with related parties, and sale-of-business transactions. Moreover, shareholders in Brazilian companies ordinarily do not have standing to bring a class-action lawsuit. Also, foreign private issuers are not required to follow many of the corporate governance rules that apply to U.S. domestic issuers with securities listed on the New York Stock Exchange and are not subject to the U.S. proxy rules.

   Proceeds from the sale of depositary receipts outside Brazil are free of Brazilian foreign investment controls and holders of depositary receipts who are not residents in a tax haven jurisdiction (i.e., a country or location that does not impose taxes on income or where the maximum income tax rate is lower than 20%, or where the legislation imposes restrictions on disclosure of the shareholding composition or the ownership of the investment) will be entitled to favorable tax treatment. Although there is at present no treaty to avoid double taxation between Brazil and the United States, but only a common understanding between the two countries according to which income taxes paid in one may be offset against taxes to be paid in the other, both countries' tax authorities have been having discussions that may result in the execution of such a treaty. There can be no assurance about whether or when such a treaty will be entered into or how, if entered into, such a treaty will affect the U.S. holders of depositary receipts of Brazilian companies.

   INDIA. With respect to depositary receipts of Indian companies, foreign investment restrictions under Indian law may adversely impact the value of depositary receipts including, for example, restrictions that limit the ability to reconvert shares into depositary receipts which may cause shares to trade at a discount or premium to the market price of the depositary receipts. Although depositary receipts are usually convertible into shares under a deposit agreement governing their issuance, the Reserve Bank of India prescribes fungibility regulations permitting, subject to compliance with certain terms and conditions, the reconversion of shares to depositary receipts provided that such shares are purchased from an Indian Stock Exchange through stock brokers and the actual number of depositary receipts outstanding after such reconversion is not greater than the original number of depositary receipts outstanding. If a holder of depositary receipts elects to surrender its depositary receipts and receives shares, it will only be able to trade those shares on an Indian
   Stock Exchange and, under present law, it is unlikely it will be permitted to reconvert those shares to depositary receipts. Such restrictions on fungibility of the underlying shares to depositary receipts may cause the underlying shares to trade at a discount or premium to the depositary receipts. Although many depositary receipts are listed and traded on an exchange, an active or liquid trading market for the depositary receipts is not assured. Indian legal restrictions may limit the supply of depositary receipts and a loss of liquidity could increase the price volatility of the depositary receipts.

EMERGING MARKETS RISK. In addition to the risks described above in "Principal Risks--Non-U.S. Securities and Emerging Markets Risk," an investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. For certain Funds, the Advisor has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse such Funds for expenses exceeding an agreed upon amount. This agreement may be terminated by the Trust on behalf of a Fund at any time and by First Trust only after February 28, 2015 upon 60 days' written notice. The Advisor is also entitled to recoup from the applicable Funds any waived or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the applicable Fund's returns.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the "Intellectual Property") in connection with the name and investment strategies of the Fund. Such license or sublicense may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

MARKET MAKER RISK. Certain of the Funds, especially those with lower average daily trading volumes, may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which such Fund's shares are trading on the applicable Exchange, which could result in a decrease in value of a Fund's shares.

NON-U.S. SECURITIES RISK. In addition to the risks described above in "Principal Risks--Non-U.S. Securities and Emerging Markets Risk" and "Principal Risks--Non-U.S. Securities Risk," an investment in securities of non-U.S. companies involves other risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may

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also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. PASSIVE INVESTMENT RISK. No Fund is actively managed. A Fund may be affected by a general decline in certain market segments relating to its Index. A Fund invests in securities included in or representative of its Index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

RISK OF CASH TRANSACTIONS. Unlike most exchange-traded funds, the First Trust BICK Index Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the First Trust BICK Index Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the First Trust BICK Index Fund currently intends to effect a significant portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the First Trust BICK Index Fund will generally cause the First Trust BICK Index Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The First Trust BICK Index Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the First Trust BICK Index Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the First Trust BICK Index Fund's shares than for more conventional exchange-traded funds.

SECURITIES LENDING RISK. Certain Funds may lend securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

TRADING ISSUES
Although shares of each Fund are listed for trading on NYSE Arca or NASDAQ(R), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an Exchange may be halted due to market conditions or for reasons that, in the view of such Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. Due to the small asset size of some of the Funds, these Funds are more likely to have difficulty maintaining their listing on a given Exchange.

FLUCTUATION OF NET ASSET VALUE
The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on an Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained.

                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.


                            MANAGEMENT OF THE FUNDS

First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to 15 mutual fund portfolios, 9 exchange-traded funds consisting of 82 series and 14 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland.

   o Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund's investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

   o Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

   o Mr. McGarel has been Chief Investment Officer and Managing Director since 2012. From 2004 to 2012, he was a Senior Vice President of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

   o Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust's Portfolio Management Group.

   o Mr. Ueland has been a Senior Vice President of First Trust and FTP since September 2012. Mr. Ueland is responsible for executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Mr. Ueland joined First Trust as a Vice President in August 2005.

For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds.

MANAGEMENT FEE
For First Trust BICK Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust NASDAQ CEA Smartphone Index Fund and First Trust NASDAQ Global Auto Index Fund (such Funds, the "Unitary Fee Funds"), pursuant to separate Investment Management Agreements with each Unitary Fee Fund, First Trust is paid an annual unitary management fee of 0.64%, 0.60%, 0.70%, 0.70%, 0.70% and 0.70%,
respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding distribution fees, if any, brokerage expense, taxes, interest and other extraordinary expenses.

For First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund and First Trust STOXX(R) European Select Dividend Index Fund (such Funds, the "Expense Cap Funds"), pursuant to separate Investment Management Agreements with each Expense Cap Fund, First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap") at least through the Expense Cap termination date listed. Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

The Unitary Fee Funds do not have an Expense Cap (as defined above) and are not a party to the Recovery Agreement.

     The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also shows the amounts paid by the Funds to First Trust for the fiscal year ended September 30, 2013 (net of expense reimbursements) as a percentage of average daily net assets. A discussion regarding the Board's approval of the continuation of Investment Management Agreements for the Unitary Fee Funds and the Expense Cap Funds is available in the Funds' Semi-Annual Report to Shareholders for the period ended March 31, 2013.

                                                                                       MANAGEMENT FEE
                                                                                                                       PAID FOR
                                                               ANNUAL            ANNUAL                               THE PERIOD
                                                           MANAGEMENT FEE      EXPENSE CAP        EXPENSE CAP       ENDED 9/30/12
                                                           (% OF AVERAGE      (% OF AVERAGE       TERMINATION       (% OF AVERAGE
FUND                                                      DAILY NET ASSETS)  DAILY NET ASSETS)        DATE        DAILY NET ASSETS)

First Trust BICK Index Fund                                    0.64%                N/A               N/A              0.64%
First Trust Dow Jones Global Select Dividend Index Fund        0.40%               0.60%        February 28, 2015      0.39%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
     Index Fund                                                0.40%               0.60%        February 28, 2015      0.32%
First Trust ISE Cloud Computing Index Fund                     0.60%                N/A               N/A              0.60%
First Trust ISE Global Copper Index Fund                       0.70%                N/A               N/A              0.70%
First Trust ISE Global Engineering and Construction
     Index Fund                                                0.40%               0.70%        February 28, 2015      0.21%
First Trust ISE Global Platinum Index Fund                     0.70%                N/A               N/A              0.70%
First Trust ISE Global Wind Energy Index Fund                  0.40%               0.60%        February 28, 2015      0.16%
First Trust NASDAQ CEA Smartphone Index Fund                   0.70%                N/A               N/A              0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
     Infrastructure Index Fund                                 0.40%               0.70%        February 28, 2015      0.00%
First Trust NASDAQ Global Auto Index Fund                      0.70%                N/A               N/A              0.70%
First Trust STOXX(R) European Select Dividend Index Fund       0.40%               0.60%        February 28, 2015      0.10%


                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment. However, First Trust ISE Cloud Computing Index Fund will not invest in securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

BOOK ENTRY
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES
The trading prices of shares of a Fund on the applicable Exchange may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout such Fund's trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a "real-time" update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund's shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that a Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in a Fund's shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains. As a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, a Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors orders from APs for patterns of abusive trading and each Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of such Fund, or otherwise not in such Fund's best interests.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income of the Funds, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS
Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS
The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS If you are an individual, the maximum stated marginal federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Dividends from REITs and foreign corporations are qualifying dividends only in limited circumstances. The Funds will provide notice to their shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

SALE OF SHARES
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions depending on their income.

NON-U.S. TAX CREDIT
Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gains dividend attributable to certain net short-term capital gains income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that a Fund makes certain elections and certain other conditions are met.

Distributions after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of shares by such persons may be subject to withholding after December 31, 2016.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS
If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.


                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before February 28, 2015. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.


                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on NASDAQ(R) and the AIM, are valued at the midpoint between the bid and asked price, if available, and otherwise at closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under

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the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by a Fund that may differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

Valuing a Fund's securities using fair value pricing will result in using prices for those securities that may differ from current market quotations or official closing prices on the applicable exchange. Use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by its Index, which, in turn, could result in a difference between such Fund's performance and the performance of its Index.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell the shares of a Fund, the value of such Fund's securities may change on the days when investors are not able to purchase or sell the shares of such Fund.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund's Index may adversely affect such Fund's ability to track its Index.


                             FUND SERVICE PROVIDERS

The Bank of New York Mellon Corporation is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.


                                INDEX PROVIDERS

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
The Index that the Fund seeks to track is compiled by Dow Jones, the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and among the Fund, the Index Provider and First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
The Index that the Fund seeks to track is compiled by FTSE, the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

FIRST TRUST BICK INDEX FUND
FIRST TRUST ISE CLOUD COMPUTING INDEX FUND
FIRST TRUST ISE GLOBAL COPPER INDEX FUND
FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND
FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
The Indices that the Funds seek to track are compiled by ISE, the Index Provider. The Index Provider is not affiliated with the Funds, First Trust or FTP. The Funds are entitled to use the Indices pursuant to sublicensing arrangements by and among each Fund, the Index Provider and First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
The Indices that the Funds seeks to track are compiled by NASDAQ OMX, the Index Provider. The Index Provider is not affiliated with the Funds, First Trust or FTP. The Funds are entitled to use the Indices pursuant to sublicensing arrangements by and among each Fund, the Index Provider and First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
The Index that the Fund seeks to track is compiled by NASDAQ OMX and Clean Edge, or their affiliates, the Index Providers. The Index Providers are not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Providers. NASDAQ OMX or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

Clean Edge, founded in 2000, is the world's first research and publishing firm devoted to the clean-tech sector. The company, via its publications, events, and online services, helps companies, investors, and governments understand and profit from clean technologies. NASDAQ OMX is the world's largest exchange company with trading, technology and public company service capability spanning six continents.

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
The Index that the Fund seeks to track is compiled by STOXX, the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and among the Fund, the Index Provider and First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the "Index Calculation Agent"). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.


                                  DISCLAIMERS

First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.

FIRST TRUST BICK INDEX FUND
FIRST TRUST ISE CLOUD COMPUTING INDEX FUND
FIRST TRUST ISE GLOBAL COPPER INDEX FUND
FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND
FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
The Funds are not sponsored, endorsed, sold or promoted ISE. ISE makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. ISE's only relationship to First Trust is the licensing of certain trademarks and trade names of ISE and of the Indices which are determined, composed and calculated by ISE without regard to First Trust or the Funds. ISE has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indices. ISE is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. ISE has no obligation or liability in connection with the administration, marketing or trading of the Funds.

ISE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND ISE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. ISE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. ISE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ISE HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ISE AND FIRST TRUST.

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dow Jones' only relationship to First Trust is the licensing of certain trademarks and trade names of Dow Jones and of the Index, which is determined, composed and calculated by Dow Jones without regard to First Trust or the Fund. Dow Jones has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

The Index was launched on October 17, 2007. Estimated daily historical closing prices based on back-testing (i.e., calculations of how the Index might have performed in the past if it had existed) are available back to December 31, 1998, the date at which the base value of the Index was set. Backtested performance information is purely hypothetical and is solely for informational

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purposes. Backtested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. Past performance is not indicative of future results.

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
The shares of the Fund are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or by the London Stock Exchange Plc (the "London Exchange"), The Financial Times Limited ("FT"), Euronext N.V. ("Euro-next"), European Public Real Estate Association ("EPRA") and National Association of Real Estate Investment Trusts ("NAREIT") and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.

"FTSE(R)" is a trade mark of the London Stock Exchange Group companies and is used by FTSE under license. "NAREIT(R)" is the a trade mark of the National Association of Real Estate Investment Trusts ("NAREIT") and "EPRA(R)" is a trade mark of the European Public Real Estate Association ("EPRA") and all are used by FTSE International Limited ("FTSE") under license.

All intellectual property rights within the index values and constituent list vest in FTSE, Euronext N.V., NAREIT and EPRA. First Trust has obtained full license from FTSE to use such intellectual property rights in the creation of this product.

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
The "NASDAQ OMX CEA Smartphone Index(SM)", the "NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index" and the "NASDAQ OMX Global Auto Index(SM)" are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"), and have been licensed for use. "Dow Jones(R)", "NASDAQ OMX CEA Smartphone Index(SM)", the "-NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index", the "NASDAQ OMX Global Auto Index(SM)" and "Dow Jones Indexes" are service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to CME and have been sub-licensed for use for certain purposes by the respective Fund. The Funds are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly. The only relationship of Dow Jones, CME or any of their respective affiliates to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Indexes, which are determined, composed and calculated by CME without regard to First Trust or the Funds. Dow Jones and CME have no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Indexes. It is possible that this trading activity will affect the value of the Indexes and the Funds.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND FIRST TRUST, OTHER THAN THE LICENSORS OF CME.


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


FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
"STOXX" and "STOXX(R) Europe Select Dividend 30 Index" are trademarks of STOXX Limited ("STOXX") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Index, is not sponsored, endorsed, sold or promoted by STOXX and STOXX makes no representation regarding the advisability of trading or investing in such product.

The Fund is not sponsored, endorsed, sold or promoted by STOXX. STOXX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. STOXX's only relationship to First Trust and the Fund is the licensing of certain trademarks and trade names of STOXX and the Index which is determined, composed and calculated by STOXX without regard to First Trust or the Fund. STOXX has no obligation to take the needs of First Trust, the Fund or the owners of the Fund into consideration in determining, composing or calculating the Index. STOXX is not responsible for nor has participated in the determination of the timing of, prices at, or quantities of the Fund to be listed nor in the determination or calculation of the equation by which the Fund is to be converted into cash. STOXX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STOXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STOXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STOXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN STOXX AND FIRST TRUST OR THE FUND.


                               INDEX INFORMATION

First Trust BICK Index Fund

INDEX DESCRIPTION
The ISE BICK(TM) (Brazil, India, China, South Korea) Index provides a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors with an opportunity to take advantage of both event-driven news and long term economic trends as the economies of these countries continue to evolve. The Index uses an equal weighted allocation methodology for each country in the Index so that each country represents 25% of the Index at each rebalance, as well as an equal weighted allocation methodology for all components within a country allocation. Index components are reviewed quarterly for eligibility, and the weights are re-set according to that distribution.

INDEX CONSTRUCTION
Component Eligibility Requirements
All of the following requirements must be met in order for a company to be eligible for inclusion:

   1. The component security issuer must be domiciled in Brazil, India, China (including Hong Kong) or South Korea.

   2. The component security must be exchange-listed and issued as either common stock or as a depositary receipt.

   3. The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the ISE.

   4. Must be an operating company and not a closed-end fund, exchange-traded fund, holding company, investment vehicle or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:


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


   1. Each component security has a market capitalization of at least $100 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of the Index's quarterly rebalance periods.

The ISE will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the ISE certain components should be included or excluded from the Index.

Initial Component Selection
The following steps are taken to select the initial components for the Index:

   1. Establish total population of exchange listed common shares and depository receipts for companies domiciled in Brazil, India, China (including Hong Kong) and South Korea.

   2.  Remove companies that do not meet the Component Eligibility Requirements.

   3. If a component has multiple share classes, include the most liquid issue for that company (using average daily value traded during the prior six-month period) and remove the remaining classes.

   4. For each country, rank each security in descending order by market capitalization (1 assigned to largest) and in descending order by liquidity (1 assigned to most liquid).

   5. For each country, calculate the overall rank for each component using the following formula:

            Final Rank = (Market Cap Rank * 33.333%)+(Liquidity Rank*66.667).

   6. For each country, select the 25 top ranked securities (lowest score represents the highest rank).

   7. If a country has less than 25 eligible securities, select what is eligible.

   8. Adjust each component's weighting to an equal weight within its country's aggregate weight.

   9. Set liquidity thresholds by setting the percentage of three month average daily value traded threshold to 1000% and investment threshold to $100 million.

   10. Determine component percentage of average daily value traded given the investment threshold and the calculated weight of the component.

   11. If component percentage of average daily value traded is less than the percentage average daily value traded threshold then that weight does not need to be adjusted.

   12. If component percentage of average daily value traded is greater than the percentage average daily value traded threshold then assign new component weight such that percentage of average daily value traded is equal to the percentage average daily value traded threshold.

   13. Repeat steps 8 through 10 until all component percentage of average daily value traded is less than or equal to the percentage average daily value traded threshold.

The Index portfolio does not have a fixed number of components and attempts to include every stock in the industry that meets the eligibility requirements contained herein.

INDEX REBALANCING
The Index has a quarterly review in March, June, September and December of each year. Component changes are made quarterly after the close of market on the third Friday of March, June, September and December, and become effective at the opening on the next trading day. Changes are announced on ISE's publicly available website www.ise.com at least five trading days prior to the effective date. The Index is rebalanced according to the following steps:

   1. Develop pool of all eligible stocks using the Component Eligibility Requirements above.

   2. Rank and select final components using the procedure outlined in Initial Component Selection above.

   3.  Adjust the assigned shares of the component.


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Information regarding the methodology for calculating the Index is also found on
ISE website (www.ise.com/indexoptions). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the ISE website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.


First Trust Dow Jones Global Select Dividend Index Fund

INDEX CONSTRUCTION
The Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Index is compiled and maintained by Dow Jones & Company, Inc. ("Dow Jones" or the "Index Provider"). The Index universe consists of all dividend-paying companies in the Dow Jones World Developed Index which are subjected to eligibility screens for dividend quality and liquidity before being selected for inclusion in the Index. Component securities are weighted on indicated annual dividend yield. Weights of individual securities are capped at 10%.

The Index was developed with a base value of 100 as of December 31, 1998. The inception date of the Index was October 17, 2007. The Index is rebalanced and reconstituted annually in December. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

ADDITIONAL INDEX INFORMATION

INDEX METHODOLOGY
Universe
The Index universe is defined as all component companies of the 25 developed-market country indices in the Dow Jones Global Indices family. These indices cover approximately 95% of each underlying country's market capitalization.

Eligibility Screens
To be further considered for the Index, companies in the Index universe must pass screens for dividend quality and liquidity. To be included on the quarterly selection list, a company must:

         o   Pay a current dividend.

         o Have a current-year dividend-per-share ratio that is greater than or equal to its five-year average annual dividend-per-share ratio.

         o Have a five-year average payout ratio of less than or equal to 60% for U.S. and European companies; or less than or equal to 80% for all other countries.

         o Have a minimum three-month daily average trading volume of $3 million.

Selection Process

   1.  Stocks meeting all eligibility requirements are ranked by dividend yield.

   2. The top 100 highest-yielding stocks are selected to the Index, subject to buffers designed to limit turnover by favoring current Index components:

         o Stocks in the Index universe are ranked in descending order by indicated annual dividend yield.

         o All current component stocks that are among the top 150 stocks are included in the Index.

         o Noncomponent stocks are added to the Index based on their rankings until the component count reaches 100.

Review Frequency

         o The scheduled Index composition review occurs quarterly, each March, June, September and December. A company added to the Index during the March, June and September reviews will be included in the Index at the weight of the departing company.


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         o   Any company that discontinues its dividend is immediately removed from the Index and replaced by the highest ranking non-component on the most recent quarterly selection list. Advance notice of at least two business days is provided whenever possible.

         o Composition and weighting adjustments required as the result of extraordinary events such as delistings, bankruptcies, mergers or takeovers involving index components are implemented as soon as the events are effective, with advance notice of at least two business days whenever possible.

Weighting

   1. A company's weight in the Index is based on its indicated annual dividend yield.

   2.  Each component's weight is capped at 10%.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted. The Index Provider publishes the changes to the Index on the effective date of the change. All replacement companies are selected based on the selection criteria set forth herein.


First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

INDEX CONSTRUCTION
The Index is compiled and maintained by FTSE International Limited ("FTSE" or the "Index Provider"). The Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or REITs in North America, Europe and Asia. The universe of stocks eligible for inclusion in the Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series. The stocks included in the Index are selected by applying a series of screens, as set forth below, to this universe. The Index was developed with a base value of 1000.00 as of December 31, 1999. The inception date of the Index was December 31, 1999. Effective March 23, 2009, the name of the Index was changed to the FTSE EPRA/NAREIT Developed Index from the FTSE EPRA/NAREIT Global Real Estate Index. Prior to February 21, 2005, the Index was named the EPRA/NAREIT Global Real Estate Index. The Index is rebalanced and reconstituted quarterly in March, June, September and December. The Fund will make changes to its portfolio holdings when changes are made by FTSE in the composition of the Index.

The Index is designed to measure the stock performance of companies engaged in specific real estate activities in the North American, European and Asian real estate markets. Specific real estate activities include the ownership, trading and development of income-producing real estate.

The real estate markets eligible for inclusion in the Index include:

NORTH AMERICA: Canada and United States;

EUROPE: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and United Kingdom (including Channel Islands); and

ASIA: Australia, Hong Kong, Japan, New Zealand, South Korea and Singapore.

Stocks are normally classified by the country where the company is incorporated and listed at the time of the company's listing. If a company is incorporated in a developed country, and solely listed in another developed country, FTSE will normally allocate the company to the country of listing. The Index includes only real estate securities that are traded in one of the countries listed above.


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ADDITIONAL INDEX INFORMATION

INDEX METHODOLOGY
The Index is designed to measure the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

The following are not considered relevant real estate activities: (a) the construction and development of residential homes for sale; (b) the financing of real estate; (c) the provision of construction management, general contracting and project management services; and (d) the provision of property management, facilities management, brokerage and investment management services. Holding companies are excluded from the Index. Holding companies are defined as companies that have more than 50% of their net assets invested in the securities of other listed companies. Companies for which the ownership of real property is incidental to the primary revenue generating activities are also excluded from the Index, including those companies in the gaming, theme park and other entertainment businesses.

A company is only included in the Index if it provides an audited annual report in English. This is defined as a current set of accounts in English consisting of a profit and loss statement, a balance sheet, directors' review and full notes to the accounts. If a company newly introduces accounts in English, it becomes eligible for the Index at the next quarterly review, providing it meets all other Index inclusion criteria. If a company discontinues the production of accounts in English, it becomes ineligible for the Index at the next quarterly review. Companies must also meet the following individual geographic criteria as specific to the FTSE EPRA/NAREIT North America Series, FTSE EPRA/NAREIT Europe Series and FTSE EPRA/NAREIT Asia Series:

       FTSE EPRA/NAREIT NORTH AMERICA SERIES

         o Companies that are not structured as a business trust or corporation are excluded from the FTSE EPRA/NAREIT North America Series of the Index. Canadian open-ended real estate securities are eligible for the FTSE EPRA/NAREIT North America Series.

         o Companies with an Industry Classification Benchmark (ICB) code in Real Estate.

         o Real estate companies must have derived, in the previous full financial year, at least 75% of their total earnings before interest, taxes, depreciation and amortization ("EBITDA") from rental income in North America to be eligible.

         o Companies in lodging or health care sectors are included if, in the previous full financial year, at least 75% of EBITDA was received from owned properties or in the form of rents paid by, or of shares of profits made by, unrelated operators.

         o Eligible REITs must have at least 75% of their gross book assets invested directly or indirectly in the equity interests of income producing real estate.

         o All eligible companies must be publicly traded on an official stock exchange in one of the countries listed under North America.

       FTSE EPRA/NAREIT EUROPE SERIES

         o The company must have derived, in the previous full financial year, at least 75% of its EBITDA from relevant real estate activities in Europe.

         o Companies engaged in the operation of hotels or serviced offices are excluded from the FTSE EPRA/NAREIT Europe Series of the Index.

         o Companies engaged in the development of homes for sale are included if (a) or (b) below are satisfied.

           (a) In the previous full financial year, at least 50% of EBITDA was earned from relevant real estate activities.

           (b) At least 50% of the company's gross assets, according to an independent valuation, was accounted for by real estate other than land held for the development of homes for sale.

         o Companies engaged in the ownership of hotels are included if, in the previous full financial year, at least 75% of EBITDA was received in the form of rents paid by, or of shares of profits made by, unrelated operators.

         o Companies that engage in the credit-bail leasing of real estate are only included if, on the explicit evidence of their latest annual report, at least 75% of their earnings before tax is derived from relevant real estate activities.


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         o   Companies engaged in the ownership of nursing homes are included if, in the previous full financial year, at least 75% of their EBITDA was received in the form of rents paid by, or of shares of profits made by, unrelated operators.

         o All eligible companies must be publicly traded on an official stock exchange in one of the countries listed under Europe.

       FTSE EPRA/NAREIT ASIA SERIES

         o The company must have derived, in the previous full financial year, at least 60% of its EBITDA from relevant real estate activities. Relevant real estate activities are as defined in the first two paragraphs under this section, except that the construction of residential homes for sale will be considered relevant real estate activities in this region.

         o Companies engaged in the operation of hotels or serviced offices are excluded from the FTSE EPRA/NAREIT Asia Series.

         o Companies engaged in the ownership of hotels are included if, in the previous full financial year, at least 75% of EBITDA was received in the form of rents paid by, or of shares of profits made by, unrelated operators.

         o All eligible companies must be publicly traded on an official stock exchange in one of the countries listed under Asia.

All companies that satisfy the above described criteria are eligible for inclusion in the Index subject to the three screens detailed below.

SCREEN ONE - SIZE RULE
The size rule of the Index is a relative measure that is expressed as a percentage of the regional index market capitalization (after the application of investability weightings). Companies that currently are not members of the Index Series are required to meet a basis points threshold for inclusion that is higher than the basis points threshold set for exclusion of existing constituents. The size thresholds are expressed in basis points and are highlighted below.

     ADDITIONS INTO THE INDEX SERIES

     At the quarterly review, non-constituents that have an investable market capitalization (after the application of investability weightings) equal to or greater than the following basis points of their respective regional index will be eligible for index inclusion:

             Asian Stocks                  0.30%
             European Stocks               0.10%
             North American Stocks         0.10%

     If a security being considered for addition to the Index at the quarterly reviews in March, June, September and December failed the liquidity test (as described below) at the previous annual review it shall be ineligible for addition until the next annual review.

     DELETIONS FROM THE INDEX SERIES

     At the quarterly review, an existing constituent of the Index is deleted from the Index if it has an investable market capitalization (after the application of investability weightings) of less than the following basis points in their respective region:

             Asian Stocks                  0.15%
             European Stocks               0.05%
             North American Stocks         0.05%


SCREEN TWO - LIQUIDITY
The Index Provider will screen for liquidity on an annual basis in March. Each security will be tested for liquidity by calculation of its median daily trading per month. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking. Therefore, a security that fails to trade for more than half of the days in a month will have a zero median trade.

         o Non-constituent securities which do not turnover at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in ten of the twelve months prior to a full market review, will not be eligible for inclusion in the Index.


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         o   An existing constituent failing to trade at least 0.04% of its shares in issue (after the application of any investability weightings) based on its median daily trade per month for more than four of the twelve months prior to a full market review will be removed.

         o New issues which do not have a twelve month trading record must have a minimum three month trading record when reviewed. They must turnover at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in each month since their listing. This rule will not apply to new issues added under the Fast Entry Rule described below.

         o New issues which do not qualify as entrants as defined below will become eligible for inclusion at the next quarterly review providing they trade a minimum of 20 days. They must turnover at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in each month since their listing. New issues will have their liquidity assessed on a pro-rata basis.

SCREEN THREE - FREE FLOAT
The Index is adjusted for free float, crossholdings and foreign ownership limits. Free float adjustments are made in conjunction with the quarterly review. However, a constituent's free float will also be reviewed and adjusted if necessary (i) by identifying information which necessitates a change in free float weighting; or (ii) following a corporate event.

Additions Outside of a Review

     FAST ENTRY LEVEL
     A new issue that has an investable market capitalization (after the application of any investability weightings) equal to or greater than the following basis points for its respective region will be included in the Index after the close of business on the first day of trading. The basis points cut-off will be taken five days prior to the potential entry.

             Asian Stocks                  0.40%
             European Stocks               0.20%
             North American Stocks         0.15%

     A stock will be added to the list of constituents of an existing country outside a review when:

        (a) In the case of a new security, its investable market capitalization (after the application of any investability weightings) is greater than the Fast Entry Level for the relevant region. The addition of a new security to the Index will be implemented after the close of business on the first day of trading.

        (b) In the case of a security which does not qualify as an immediate fast entrant to the Index, it will be re-considered for inclusion at the next quarterly review.

     DELETIONS
     In general, a stock will be deleted from the list of constituents when the constituent is delisted from its stock exchange, enters bankruptcy, becomes insolvent or is liquidated.

     The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

     In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts, or "REITs," are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded. REITs receive special tax considerations and are typically a highly liquid method of investing in real estate.

REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties' rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real


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estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.


First Trust ISE Cloud Computing Index Fund

INDEX DESCRIPTION
The Index is designed to provide a benchmark for investors interested in tracking companies actively involved in the cloud computing industry. The Index is calculated and maintained by the Index Provider.

INDEX CALCULATION
All of the following requirements must be met in order for a company to be eligible for inclusion in the Index:

   1. The component security must be actively engaged in a business activity supporting or utilizing the cloud computing space.

         o "Pure play" companies are direct service providers for "the cloud" (i.e., network hardware/software, storage and cloud computing services) or companies with business models that rely on delivering goods and services that utilize cloud computing technology.

         o "Non pure play" companies focus outside the cloud computing space but provide goods and services that support the cloud computing space.

         o "Technology conglomerate" companies are large, broad-based companies with business models that indirectly utilize or support the use of cloud computing technology.

   2. The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the Index Provider.

   3. Must be an operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, investment vehicle or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:

   1. Each component security has a market capitalization of at least $100 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of each of the Index's semi-annual rebalance periods.

The Index Provider will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the Index Provider certain components should be included or excluded from the Index.

INDEX REBALANCING
The Index has a semi-annual review in June and December of each year. Component changes are made after the close on the third Friday of June and December and become effective at the opening on the next trading day. Changes are announced on the Index Provider's publicly available website at least five trading days prior to the effective date.


First Trust ISE Global Copper Index Fund

INDEX DESCRIPTION
The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index uses a modified linear weighted methodology adjusted by revenue exposure to copper production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more copper focused companies to be adequately represented in the index. Index components are reviewed quarterly for eligibility, and the weights are re-set according to that distribution.


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INDEX CONSTRUCTION
Component Eligibility Requirements
All of the following requirements must be met in order for a company to be eligible for inclusion:

   1. The component security must be actively engaged and significantly involved in some aspect of the copper mining business such as copper mining, refining or exploration.

   2. The component security must be exchange-listed and issued as either common stock or as a depositary receipt.

   3. The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the ISE.

   4. The component security must be an operating company and not a closed-end fund, exchange-traded fund, holding company, investment vehicle, or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:

   1. Each component security has a market capitalization of at least $75 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of the Index's quarterly rebalance periods.

The ISE will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the ISE certain components should be included or excluded from the index.

Initial Component Selection
The following steps are taken to select the initial components for the Index:

   1. Establish total population of companies that are involved in the copper mining business.

   2.  Remove companies that do not meet the Component Eligibility Requirements.

   3. If a component has multiple share classes, include the most liquid issue for that company (using average daily value traded during the prior six-month period) and remove the remaining classes.

   4. Sort remaining components in descending order based on market capitalization and revenue exposure to the copper mining business. For example, a company with a $100 million market capitalization that derives 60% of its revenue from the sale of copper would, for this purpose, show a market capitalization of $60 million.

   5. Divide the companies into quartiles and assign a linear weight to each quartile. The first quartile receives 40%, the second quartile receives 30%, the third quartile receives 20% and the fourth quartile receives 10% of the index weight.

   6. Adjust each component's weighting to an equal weight within each quartile.

   7. Set liquidity thresholds by calculating the three month average daily value traded for each component based on daily closing price and number of shares traded and setting the percentage of three month average daily value traded threshold to 75% and the investment threshold to $10 million.

   8. Determine component percentage of average daily value traded given the investment threshold and the calculated weight of the component.

   9. If component percentage of average daily value traded is less than the percentage average daily value traded threshold then that weight does not need to be adjusted.

   10. If component percentage of average daily value traded is greater than the percentage average daily value traded threshold then assign new component weight such that percentage of average daily value traded is equal to the percentage average daily value traded threshold.


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   11. If a component's weight is increased from below 5% to 5% or greater, then a component's weight shall be set at 4.5%.


   12. Repeat steps 8 through 10 until all component percentage of average daily value traded is less than or equal to the percentage average daily value traded threshold.

The Index portfolio does not have a fixed number of stocks and attempts to include every stock in the copper mining business that meets the eligibility requirements contained herein.

INDEX REBALANCING
The Index has a quarterly review in March, June, September and December of each year. Component changes are made after the market close on the third Friday of March, June, September and December, and become effective at the opening on the next trading day. Changes are announced on ISE's publicly available website at least five trading days prior to the effective date.

   1. Develop pool of all eligible stocks using the Component Eligibility Requirements above.

   2. Rank and Select final components using the procedure outlined in Initial Component Selection above.

   3. Adjust the assigned shares of the component securities to achieve the weighting distribution in Initial Component Selection above.

Information regarding the methodology for calculating the Index is also found on the ISE website (www.ise.com/indexoptions). Each Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the ISE website. Investors will be able to access the holdings of a Fund and the composition and compilation methodology of the Index through the Funds' website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of a Fund. The Board will also take whatever actions it deems to be in the best interests of a Fund if such Fund's shares are delisted.


First Trust ISE Global Engineering and Construction Index Fund

INDEX CONSTRUCTION
The Index is developed and owned by the International Securities Exchange, LLC(R) ("ISE" or "Index Provider"), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

The Index specifically targets companies that are engaged in large civil and capital projects such as infrastructure, utilities, transportation, telecommunications, commercial, residential, and commerce facilities and whose roles are within the engineering, designing, planning, consulting, project managing, and/or constructing of these projects. To be included in the Index, a company must receive at least 70% of revenues from these types of services and projects based on the reportable segment/division from its most recent annual report.

The Index uses a linear-based capitalization-weighted methodology for the group of companies. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. Index components are reviewed semi-annually for eligibility, and the weights are re-set according to that distribution.

The inception date of the Index was September 19, 2008. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

ADDITIONAL INDEX INFORMATION
The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider in consultation with S&P. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price basis. The price component of the Index is calculated in real-time and disseminated via the Options Price Reporting Authority (OPRA) and market data vendors every day the U.S. equity markets are


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open at least once every 15 seconds on each day on which at least 50% of the market capitalization of the Index is available for trading. Further information regarding the calculation of the Index is available on ISE's website at www.iseoptions.com.

All of the following requirements must be met in order for a company to be eligible for inclusion in the Index:

   1. The component security must be actively engaged in some aspect of the engineering and construction industry, such as the engineering, designing, planning, consulting, project managing and/or construction of infrastructure, utilities, transportation, telecommunications, commercial, residential and commerce facilities projects. These projects are usually capital- and resource-intensive in nature, spanning many months to several years.

   2. Revenues from these services and projects must account for at least 70% of the companies' revenues.

   3. The component security must not be listed on an exchange in a country that employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable, as determined by the ISE.

   4. The component security must be an operating company and not a closed-end fund, exchange-traded fund, holding company, real estate investment trust, investment vehicle or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:

   1. Each component security has a market capitalization of at least $500 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at least on the third Friday of June and December to coincide with the Index's semi-annual rebalance periods.

ISE will, in most cases, use the quantitative ranking and screening system described above, however, subjective screening based on fundamental analysis or other factors may be used, if, in the opinion of the ISE, certain components should be included or excluded from the Index.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.


First Trust ISE Global Platinum Index Fund

INDEX DESCRIPTION
The Index provides a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs include platinum, palladium, osmium, iridium, ruthenium and rhodium. Component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Index uses a modified linear weighted methodology adjusted by revenue exposure to PGM production, where component stocks are grouped into linearly weighted quartiles and then equally weighted within each quartile. The resulting distribution allows smaller, more PGM focused companies to be adequately represented in the index. Index components are reviewed quarterly for eligibility, and the weights are re-set according to that distribution.

INDEX CONSTRUCTION
Component Eligibility Requirements
All of the following requirements must be met in order for a company to be eligible for inclusion:

   1. The component security must be actively engaged and significantly involved in some aspect of the PGM mining such as mining, refining or exploration.

   2. The component security must be exchange-listed and issued as either common stock or as a depositary receipt.


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   3.  The component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by the ISE.

   4. Must be an operating company and not a closed-end fund, exchange-traded fund, holding company, investment vehicle, or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:

   1. Each component security has a market capitalization of at least $75 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at the conclusion of the Index's quarterly rebalance periods.

The ISE will, in most cases, use the quantitative ranking and screening system described herein. However, subjective screening based on fundamental analysis or other factors may be used, if in the opinion of the ISE certain components should be included or excluded from the index.

Initial Component Selection
The following steps are taken to select the initial components for the Index:

   1. Establish total population of companies that are involved in the platinum group metals mining business.

   2.  Remove companies that do not meet the Component Eligibility Requirements.

   3. If a component security has multiple share classes, include the most liquid issue for that company (using average daily value traded during the prior three-month period) and remove the remaining classes.

   4. Sort the component securities in descending order by PGM revenue adjusted market capitalization. For example, a company with a $100 million market capitalization that derives 60% of its revenue from the sale of copper would, for this purpose, show a market capitalization of $60 million.

   5. Divide the companies into quartiles and assign a linear weight to each quartile. The first quartile receives 40%, the second quartile receives 30%, the third quartile receives 20% and the fourth quartile receives 10% of the index weight.

   6. Adjust each component's weighting to an equal weighted distribution of the aggregate weight of the component's quartile.

   7. Set liquidity thresholds by calculating the three month average daily value traded for each component based on daily closing price and number of shares traded and setting the percentage of three month average daily value traded threshold to 75% and the investment threshold to $10 million.

   8. Determine component percentage of average daily value traded given the investment threshold and the calculated weight of the component.

   9. If component percentage of average daily value traded is less than the percentage average daily value traded threshold then that weight does not need to be adjusted.

   10. If component percentage of average daily value traded is greater than the percentage average daily value traded threshold then assign new component weight such that percentage of average daily value traded is equal to the percentage average daily value traded threshold.

   11. If a component's weight is increased from below 5% to 5% or greater, then that components weight shall be set at 4.5%.


   12. Repeat steps 8 through 10 until all component percentage of average daily value traded is less than or equal to the percentage average daily value traded threshold.

The Index portfolio does not have a fixed number of stocks and attempts to include every stock in the business that meets the eligibility requirements contained herein.


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


INDEX REBALANCING
The Index has a quarterly review in March, June, September and December of each year. Component changes are made after the market close on the third Friday of March, June, September and December, and become effective at the opening on the next trading day. Changes are announced on ISE's publicly available website at least five trading days prior to the effective date.

   1. Develop pool of all eligible stocks using the Component Eligibility Requirements above.

   2. Rank and Select final components using the procedure outlined in Initial Component Selection above.

   3. Adjust the assigned shares of the component securities to achieve the weighting distribution in Initial Component Selection above.

Information regarding the methodology for calculating the Index is also found on the ISE website (www.ise.com/indexoptions). Each Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the ISE website. Investors will be able to access the holdings of a Fund and the composition and compilation methodology of the Index through the Funds' website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of a Fund. The Board will also take whatever actions it deems to be in the best interests of a Fund if such Fund's shares are delisted.


First Trust ISE Global Wind Energy Index Fund

INDEX CONSTRUCTION
The Index is developed and owned by the International Securities Exchange, LLC(R) ("ISE" or "Index Provider"), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies. The inception date of the Index was June 6, 2008, on which date, there were 52 stocks that comprised the Index, of which, 35 were issued by non-U.S. issuers, which represented approximately 84% of the Index.

This Index is constructed in the following manner:

   1. Companies in the Index universe that are identified as providing goods and services exclusively to the wind energy industry are given an aggregate weight of 66.67% of the Index. Those companies determined to be significant participants in the wind energy industry despite not being exclusive to such industry are given an aggregate weight of 33.33% of the Index. This weighting is done to ensure that companies that are exclusive to the wind energy industry, which generally have smaller market capitalizations relative to their multi-industry counterparts, are adequately represented in the Index.

   2. The Index uses a modified market capitalization weighted methodology for each group of companies. The methodology organizes the companies into quintiles based upon their market capitalization. The quintiles containing larger market capitalization companies receive a higher weight than those quintiles containing small market capitalization companies. The resulting weight distribution prevents a few large companies from dominating the Index while allowing smaller companies to adequately influence Index performance. The companies are equally-weighted within each quintile. The Index is reconstituted and rebalanced semi-annually.

ADDITIONAL INDEX INFORMATION
The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider in consultation with S&P. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated via the Options Price Reporting Authority (OPRA) and market data vendors every day the U.S. equity markets are open at least once every 15 seconds on each day on which at least 50% of the market capitalization of the Index is available for trading. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on ISE's website at www.iseoptions.com.


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All of the following requirements must be met in order for a company to be eligible for inclusion in the Index:

   1. The component security must be actively engaged in some aspect of the wind energy industry such as the development or management of a wind farm, the production or distribution of electricity generated by wind power, involvement in the design, manufacture or distribution of machinery or materials designed specifically for the wind energy industry.

   2. The component security must not be listed on an exchange in a country that employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable, as determined by the ISE.

   3. The component security must be an operating company and not a closed-end fund, exchange-traded fund (ETF), holding company, real estate investment trust, investment vehicle or royalty trust.

The following market capitalization and weighting concentration requirements must also be satisfied:

   1. Each component security has a market capitalization of at least $100 million.

   2. No single component stock represents more than 24% of the weight of the Index, and the cumulative weight of all components with an individual weight of 5% or greater do not in the aggregate account for more than 50% of the weight of the Index. This particular requirement will be satisfied at least on the third Friday of June and December to coincide with the Index's semi-annual rebalance periods.

ISE will, in most cases, use the quantitative ranking and screening system described above, however, subjective screening based on fundamental analysis or other factors may be used, if, in the opinion of the ISE, certain components should be included or excluded from the Index.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.


First Trust NASDAQ CEA Smartphone Index Fund

INDEX DESCRIPTION
The Index is designed to track the performance of companies engaged in the Smartphone segment of the telecom and technology sectors. The Index includes companies primarily involved in the building, design, and distribution of handsets, hardware, software, and mobile networks associated with the development, sale, and usage of Smartphones as defined by NASDAQ OMX. NASDAQ OMX defines a Smartphone as a wireless, mobile communication device offering advanced capabilities and functionalities, including web access, through the use of an identifiable operating system.

INDEX CALCULATION
The Index is a modified equal dollar weighting index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index Shares, of each Security included in the Index (the "Index Securities") multiplied by each such security's last sale price, and divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for reporting purposes. The Index began on April 12, 2010 at a base value of 250.00.

The formula for index value is as follows:

         o   Aggregate Adjusted Market Value/Divisor

The formula for the divisor is as follows:

         o (Market Value after Adjustments/Market Value before Adjustments) X Divisor before Adjustments

Two versions of the Index are calculated -- a price return index and a total return index. The price return index (NASDAQ: QFON) is ordinarily calculated without regard to cash dividends on Index Securities. The total return index (NASDAQ: QFNX) reinvests cash dividends on the ex-date. Both Indexes reinvest extraordinary cash distributions. The Index is calculated while the primary listing market of any Index Security is open. If the primary listing market of an Index Security is closed, the Index Security will remain at the last sale price. Additionally, if trading in an Index Security is halted on its primary listing market, the last traded price for that security is used for all index computations until trading resumes. If trading is halted before the market is open, the previous day's last sale price is used.

The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET. The closing value of the Index may change up until 17:15:00 ET due to corrections to the last sale price of the Index Securities.

ELIGIBILITY
Index eligibility is limited to specific security types only. The security types eligible for the Index include common stocks, ordinary shares, depositary receipts (both American and Global), depositary shares, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not included in the Index are closed-end funds, convertible debentures, exchange-traded funds, preferred stocks, rights, warrants, units and other derivative securities.

ELIGIBILITY CRITERIA
To be included in the Index, a security must meet the following criteria:

         o the issuer of the security must be classified as a Smartphone company as determined by Consumer Electronics Association (CEA);

         o the security must be listed on a index-eligible global stock exchange;

         o   one security per issuer is permitted;

         o the security must have a minimum worldwide market capitalization of $250 million;

         o the security must have a minimum three-month average daily dollar trading volume of $1 million;

         o   a minimum free float of 20%; and

         o the security foreign ownership restriction limitations have not been met.


INDEX-ELIGIBLE GLOBAL STOCK EXCHANGES
Index-eligible global stock exchanges are exchanges approved by the Index Provider to be eligible for index inclusion.

Securities are classified as not-eligible if the component security is listed on an exchange in a country with foreign investment restrictions which limits the ability of investment in the security as determined by the Index Provider.

INDEX EVALUATION
The Index Securities are evaluated semi-annually in March and September. The above Eligibility Criteria are applied using market data through the end of February and August, respectively. Securities meeting the criteria are included in the Index. Security additions and deletions are made effective after the close of trading on the third Friday in February and August, respectively.

Additionally, if at any time during the year other than the Evaluation, an Index Security no longer meets the Eligibility Criteria, or is otherwise determined to have become ineligible for inclusion in the Index, the security is removed from the Index and is not replaced. Furthermore, any Index Security that reaches its foreign investment limit between quarterly rebalances is removed from the Index. In all cases, a security is removed from the Index at its last sale price.

INDEX MAINTENANCE
Index Share changes are not made during the quarter however changes arising from stock dividends and stock splits are made to the Index on the evening prior to the effective date of such corporate action. In the case of certain spin-offs or rights issuances, the price of the Index Security is adjusted and a corresponding adjustment is made to the Index Shares such that the weight of the Index Security does not change as a result of the action.

In the case of a special cash dividend, a determination is made on an individual basis as to whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

All changes are made after market close and are reflected in the Index prior to market open the following morning.

INDEX REBALANCING
The Index employs a modified equal dollar weighting methodology. At the Evaluation, the Index Securities are classified as Handsets, Software Applications/Hardware Components, or Providers and each sector's weight will be as follows:

     Handsets: 45%

     Software Applications/Hardware Components: 45%

     Providers: 10%

HANDSETS: Companies primarily engaged in the manufacturing of wireless equipment, specifically of Smartphone handheld devices.

SOFTWARE APPLICATIONS/HARDWARE COMPONENTS: Companies primarily engaged in the support of Smartphones through creation of operating systems, processor chips, network hardware and software, and other elements to support the operations of a Smartphone.

PROVIDERS: Companies engaged in providing the wireless network access for use by Smartphones.

Within each Sector, the Index Securities will be equal weighted.

The Index employs an equal-dollar weighting methodology and is rebalanced quarterly to an equal-dollar value. The Index Securities market values are set to an equal-dollar value corresponding to an equal percent weight of the market value of their respective sector. Index Shares are then calculated by dividing this equal-dollar value for each Index Security by the corresponding last sale price of the security at the close of trading on the third Friday in March, June, September, and December. The changes are made effective after the close of trading on the same date.

NASDAQ OMX may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity including adjusting the weights of the sectors.

NASDAQ OMX CEA Smartphone Index(SM) is the exclusive property of The NASDAQ OMX Group, Inc., with its affiliates. NASDAQ OMX has contracted with Standard & Poor's ("S&P") to calculate and maintain the Index. S&P shall have no liability for any errors or omissions in calculating the Index.


First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

INDEX DESCRIPTION
The NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by smart grid infrastructure companies.

INDEX CALCULATION
The NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) is a float adjusted modified market capitalization weighted index. The value of the Index equals the aggregate value of the Index share weights (the "Index Shares") of each of the Index Securities multiplied by each such security's Last Sale Price(1), and divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for reporting purposes. The Index began on September 22, 2009 at a base value of 250.00.

The formula for index value is as follows:

         o   Aggregate Adjusted Market Value/Divisor


----------
(1) Last Sale Price refers to the following: For a security listed on NASDAQ, it is the last sale price on NASDAQ, which normally would be the Nasdaq Official Closing Price (NOCP) when NASDAQ is closed. For any other security, it is the last regular way trade reported on such security's primary listing market. If a security does not trade on its primary listing market on a given day or the primary listing market has not yet opened for trading, the most recent last sale price from the primary listing market (adjusted for corporate actions, if any) is used.

The formula for the divisor is as follows:

         o (Market Value after Adjustments/Market Value before Adjustments) X Divisor before Adjustments

Two versions of the Index are calculated -- a price return index and a total return index. The price return index (NASDAQ(R): QGRD) is ordinarily calculated without regard to cash dividends on Index Securities. The total return index (NASDAQ(R): QGRX) reinvests cash dividends on the ex-date. Both Indexes reinvest extraordinary cash distributions. The Fund seeks investment results that correspond to the price return index.

The Index is calculated while the primary listing market of any Index Security is open. If the primary listing market of an Index Security is closed, the Index Security will remain at the Last Sale Price. Additionally, if trading in an Index Security is halted on its primary listing market, the last traded price for that security is used for all Index computations until trading resumes. If trading is halted before the market is open, the previous day's Last Sale Price is used.

The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET. The closing value of the Index may change up until 17:15:00 ET due to corrections to the Last Sale Price of the Index Securities.

ELIGIBILITY
Index eligibility is limited to specific security types only. The security types eligible for the Index include common stocks, ordinary shares, depositary receipts, depositary shares, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not included in the Index are closed-end funds, convertible debentures, exchange-traded funds, preferred stocks, rights, warrants, units and other derivative securities.

ELIGIBILITY CRITERIA
To be included in the Index, a security must meet the following criteria:

         o the issuer of the security must be classified as smart grid, electric infrastructure and/or other grid related activities company according to Clean Edge;

         o the security must be listed on a index-eligible global stock exchange;

         o   one security per issuer is permitted;

         o the security must have a minimum worldwide market capitalization of $100 million;

         o the security must have a minimum three-month average daily dollar trading volume of $500 thousand;

         o   a minimum free float of 20%; and

         o the security's foreign ownership restriction limitations have not been met.

INDEX-ELIGIBLE GLOBAL STOCK EXCHANGES
Index-eligible global stock exchanges are exchanges approved by the Index Provider to be eligible for Index inclusion.

Securities are classified as not-eligible if the component security is listed on an exchange in a country with foreign investment restrictions which limits the ability of investment in the security as determined by the Index Provider.

If a security is listed on an exchange in a country not approved by the Index Provider but is also listed on an exchange in an eligible country that meets the size and liquidity requirements the security in the eligible country will be considered for Index inclusion.

INDEX EVALUATION
The Index Securities are evaluated semi-annually in March and September. In each evaluation, Clean Edge will provide NASDAQ OMX a list of smart grid, electric infrastructure, and other grid-related companies as they have identified such companies. Clean Edge identifies each eligible company as either Pure Play or Diversified. In order to qualify as Pure Play, a company must receive 50 percent or more of its revenue from smart grid, electric infrastructure, and/or other grid-related activities. In order to qualify as Diversified, a company must receive between 10-50 percent, or at least $1 billion, of its revenue from smart grid, electric infrastructure and/or other grid-related activities. The above Eligibility Criteria are applied to a list of companies provided using market data through the end of February and August. Securities meeting the criteria are included in the Index. Security additions and deletions are made effective after the close of trading on each third Friday in March and September.

Additionally, if at any time during the year other than the Evaluation, an Index Security no longer meets the Eligibility Criteria, or is otherwise determined to have become ineligible for Index inclusion, the security is removed from the Index and is not replaced. Furthermore, any Index Security that reaches its foreign investment limit between quarterly rebalances is removed from the Index. In all cases, a security is removed from the Index at its last sale price.

INDEX MAINTENANCE
Changes in the price and/or Index Shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5%, the change is made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December.

In the case of a special cash dividend, a determination is made on an individual basis as to whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security or a change to the price of an Index Security due to spin-off, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

INDEX REBALANCING
The Index employs a float adjusted modified market capitalization weighting methodology. At each Evaluation, the Index Securities are classified as Pure Play or Diversified. The Pure Play securities are given a collective weight of 80% and the diversified securities are given a collective weight of 20% in the Index.

Within the Pure Play sector, the Index Securities are ranked by market capitalization. At each quarter, the Index is rebalanced such that the maximum weight of any Pure Play Index Security does not exceed 8% and no more than 5 securities are at the cap. The excess weight of any capped security is distributed proportionally across the remaining Index Securities in the Pure Play sector. If after redistribution, any of the 5 highest ranked Pure Play Index Securities are weighted below 8%, they are not capped. Next, any remaining Pure Play Index Securities in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining Pure Play Index Securities. The process is repeated, if necessary, to derive the final weights for the Pure Play sector.

Within the Diversified sector, the Index Securities are ranked by market capitalization. At each quarter, the Index is rebalanced such that the maximum weight of any Diversified security does not exceed 2%. The excess weight of any capped security is distributed proportionally across the remaining Index Securities in the Diversified sector. The process is repeated, if necessary, to derive the final weights for the Diversified sector.

The modified market capitalization weighting methodology is applied to the float-capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly and free float changes to the total shares outstanding. Index Shares are then calculated multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price. The changes are effective after trading on the third Friday in March, June, September and December.

NASDAQ OMX may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity.

NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) ("Index") is the exclusive property of The NASDAQ OMX Group, Inc., with its affiliates, collectively "NASDAQ OMX," and Clean Edge, Inc.

Information regarding the methodology for calculating the Index is also found on the NASDAQ OMX website (https://indexes.nasdaqomx.com/docs/methodology _QGRD.pdf). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ OMX website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ OMX no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

First Trust NASDAQ Global Auto Index Fund

INDEX DESCRIPTION
The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. The Index is owned and was developed by the Index Provider. The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index.

INDEX CALCULATION
The NASDAQ OMX Global Auto Index(SM) is a modified market-capitalization weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index Shares, of each of the Index Securities multiplied by each such security's Last Sale Price(1), and divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for reporting purposes. The Index began on February 22, 2011 at a base value of 250.00.

 The formula for index value is as follows:

         o   Aggregate Adjusted Market Value/Divisor

The formula for the divisor is as follows:

         o (Market Value after Adjustments/Market Value before Adjustments) X Divisor before Adjustments

Two versions of the Index are calculated -- a price return index and a total return index. The price return index (NASDAQ: QAUTO) is ordinarily calculated without regard to cash dividends on Index Securities. The total return index (NASDAQ: QAUTOX) reinvests cash dividends on the ex-date. Both Indexes reinvest extraordinary cash distributions.

The Index is calculated while the primary listing market of any Index Security is open. If the primary listing market of an Index Security is closed, the Index Security will remain at the Last Sale Price. Additionally, if trading in an Index Security is halted on its primary listing market, the last traded price for that security is used for all index computations until trading resumes. If trading is halted before the market is open, the previous day's Last Sale Price is used.

The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET. The closing value of the Index may change up until 17:15:00 ET due to corrections to the Last Sale Price of the Index Securities.

ELIGIBILITY
Index eligibility is limited to specific security types only. The security types eligible for the Index include common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not included in the Index are closed-end funds, convertible debentures, exchange-traded funds, preferred stocks, rights, warrants, units and other derivative securities.

ELIGIBILITY CRITERIA
To be included in the Index, a security must meet the following criteria:

         o the issuer of the security must be classified as Automobile Manufacturer;(2)

         o the security must be listed on a Index-eligible global stock exchange;

         o   one security per issuer is permitted;(3)

         o the security must have a minimum float-adjusted worldwide market capitalization of $500 million; and

         o the security must have a minimum three-month average daily dollar trading volume of $1 million.


---------------
(1) Last Sale Price refers to the following: For a security listed on NASDAQ, it is the last sale price on NASDAQ, which normally would be the Nasdaq Official Closing Price (NOCP) when NASDAQ is closed. For any other security, it is the last regular way trade reported on such security's primary listing market. If a security does not trade on its primary listing market on a given day or the primary listing market has not yet opened for trading, the most recent last sale price from the primary listing market (adjusted for corporate actions, if any) is used.
(2) The Index Provider classifies Automobile Manufacturers using the Industry Classification Benchmark (ICB). ICB is a definitive classification system that was developed by Dow Jones and FTSE. The system is supported by the ICB Universe Database, which contains over 60,000 companies and 65,000 securities worldwide from the FTSE and Dow Jones Indexes universes.
(3) If an issuer has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion into the Index.

INDEX-ELIGIBLE GLOBAL STOCK EXCHANGES
Index-eligible global stock exchanges include all exchanges except those exchanges in the countries listed below unless otherwise noted.


Bahrain                   Nigeria                  Slovenia
Egypt                     Oman                     Sri Lanka
India                     Qatar                    United Arab Emirates
Jordan                    Romania                  Vietnam
Kenya                     Russia                   Zambia
Kuwait                    Saudi Arabia
Lebanon                   Slovak Republic


If a security is listed on an exchange in a country listed above but is also listed on an exchange in an eligible country that meets the size and liquidity requirements the security in the eligible country will be considered for Index inclusion.

INDEX EVALUATION
The Index Securities are evaluated annually in June. In the evaluation, the above Eligibility Criteria are applied using market data through the end of May. Securities meeting the criteria are included in the Index. Security additions and deletions are made effective after the close of trading on the third Friday in June.

Additionally, if at any time during the year other than the Evaluation, an Index Security no longer meets the Eligibility Criteria, or is otherwise determined to have become ineligible for inclusion in the Index, the security is removed from the Index and is not replaced. Furthermore, any Index Security that reaches its foreign investment limit between quarterly rebalances is removed from the Index. In all cases, a security is removed from the Index at its Last Sale Price.

INDEX MAINTENANCE
Changes in the price and/or Index Shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change is made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December.

In the case of a special cash dividend, a determination is made on an individual basis as to whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security or a change to the price of an Index Security due to spin-off, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

INDEX REBALANCING
The Index employs a modified market capitalization-weighting methodology. At each quarter, the Index is rebalanced such that the maximum weight of any Index Security does not exceed 8% and no more than 5 securities are at that cap. The excess weight of any capped security is distributed proportionally across the remaining Index Securities. If after redistribution, any of the 5 highest ranked Index Securities are weighted below 8%, these securities are not capped. Next, any remaining Index Securities in excess of 4% are capped at 4% and the excess weight will be redistributed proportionally across the remaining Index Securities. The process is repeated, if necessary, to derive the final weights.

The modified market capitalization-weighting methodology is applied to the capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. Index Shares are then calculated multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price. The changes are effective after trading on the third Friday in March, June, September and December.

NASDAQ OMX may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity.

NASDAQ OMX Global Auto Index(SM) is the exclusive property of The NASDAQ OMX Group, Inc., with its affiliates. NASDAQ OMX has contracted with Standard & Poor's ("S&P") to calculate and maintain the Index. S&P shall have no liability for any errors or omissions in calculating the Index.

First Trust STOXX(R) European Select Dividend Index Fund

INDEX CONSTRUCTION
The Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company, i.e., multiple classes of securities). The STOXX(R) Europe 600 Index covers 18 European countries:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom ("European Region"). The Index is compiled and maintained by STOXX Limited ("STOXX" or the "Index Provider"). Only dividend-paying companies in the STOXX(R) Europe 600 Index (including secondary lines of those companies) are considered for inclusion in the Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

The Index was developed with a base value of 1000.00 as of December 31, 1998. The inception date of the Index was April 13, 2005. The Index is rebalanced and reconstituted annually in March. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

ADDITIONAL INDEX INFORMATION

INDEX METHODOLOGY
Universe
The STOXX(R) Europe 600 Index is a fixed component number index designed to provide a broad yet liquid representation of large, mid and small capitalization companies in the European Region. The STOXX(R) Europe 600 Index covers the largest 600 stocks in the STOXX(R) Total Market Index. Only dividend-paying companies in the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), are considered for inclusion in the Index. In addition, a company must have:

         o A non-negative five-year dividend-per-share growth rate (at least two years for initial public offerings); and

         o   A dividend to earnings per share ratio of 60% or less.

The components will also be screened for a minimum level of liquidity.

Selection Process

   1. Companies in the STOXX(R) Europe 600 Index universe, including secondary lines of those companies (where there are multiple lines of equity capital in a company), are sorted by country and ranked in descending order according to their indicated annual net dividend yield. In the case of multiple stocks for a single company, the highest-yielding stock is chosen.

   2. All current components of the Index are added to the selection list automatically as long as they are still components of the STOXX(R) Europe 600 Index.

   3. For each company an "outperformance factor" is calculated: company net dividend yield divided by the net dividend yield of the respective Country Total Market Index minus 1. For companies that have secondary lines (where there are multiple lines of equity capital in a company) in the Select Dividend 30 Index universe only the higher-yielding line will remain in the universe. Each company is uniquely assigned to a specific Total Market Index. The country classification is based on the country of incorporation, the primary listing and the country with the largest trading volume.

   4.  All companies are then sorted by their "outperformance factor."

         o All current components in the Index that are ranked 60 or higher in the selection list remain in the Index.

         o Starting from the highest-ranked non-component in the selection list, companies are added to the Index until the final component count of 30 is reached.

         o If a company is deleted from the STOXX(R) Europe 600 Index between the Index annual review dates but is still a component of the STOXX(R) Total Market Index, then this company will remain in the Index until the next annual review, provided that it still meets the requirements for the Index.

   5.  The Index is reviewed on an annual basis in March.

Weighting
The weighting factor for each component is calculated two days prior to the review's implementation date in March.

         o   A company's weight in the Index is based on its net dividend yield.

         o   The weighting factors are kept constant until the next review.

         o In the event of a corporate action affecting a component, company weighting factors are adjusted to keep the component weights in the Index constant.

         o Each component's weight is capped at 15%. Weighting cap factors are adjusted on an annual basis.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted. The Index Provider publishes the changes to the Index on the effective date of the change. All replacement companies are selected based on the selection criteria set forth herein.


                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the applicable Exchange and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's net asset value. The information shown for each Fund is for the period indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                                            First Trust BICK Index Fund (BICK)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              20                      5                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             122                     98                      7                       0


               First Trust Dow Jones Global Select Dividend Index
                                   Fund (FGD)


                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             199                     23                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              30                      0                      0                       0

                         First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)


                                           Bid/Ask Midpoint vs. Net Asset Value
                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             165                     20                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              64                      1                      2                       0


                                     First Trust ISE Cloud Computing Index Fund (SKYY)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             146                     26                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              65                     14                      1                       0


                                       First Trust ISE Global Copper Index Fund (CU)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              98                     25                      1                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             101                     24                      2                       1


                            First Trust ISE Global Engineering and Construction Index Fund (FLM)


                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              82                      1                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             158                     11                      0                       0


                                     First Trust ISE Global Platinum Index Fund (PLTM)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              67                     55                     13                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              67                     41                      9                       0

                                    First Trust ISE Global Wind Energy Index Fund (FAN)


                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              71                     38                      2                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             103                     36                      2                       0


                                    First Trust NASDAQ CEA Smartphone Index Fund (FONE)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              96                     19                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
12 Months Ended 12/31/2013             102                     35                      0                       0


                     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              63                     16                      0                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             125                     48                      0                       0


                                     First Trust NASDAQ Global Auto Index Fund (CARZ)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              91                     76                     15                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013              59                     11                      0                       0


                               First Trust STOXX(R) European Select Dividend Index Fund (FDD)

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013             123                    116                      5                       0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                  0.00% - 0.49%           0.50% - 0.99%          1.00% - 1.99%             >= 2.00%
12 Months Ended 12/31/2013               8                      0                      0                       0


                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to the total return of the Index on which it is based and each Fund's benchmark indices. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                                            First Trust BICK Index Fund (BICK)

                                                                       Average Annual Total Returns    Cumulative Total Returns
                                                           1 Year          Inception (4/12/2010)         Inception (4/12/2010)
                                                       Ended 9/30/2013         to 9/30/2013                  to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                             0.69%                 -4.95%                        -16.15%
Market Price                                                0.61%                 -5.17%                        -16.81%
INDEX PERFORMANCE
ISE BICK(TM) Index                                          1.95%                 -4.00%                        -13.19%
MSCI All Country World Index                               17.73%                  8.14%                         31.19%
MSCI Emerging Markets Index                                 0.98%                  1.09%                          3.83%


                           First Trust Dow Jones Global Select Dividend Index Fund (FGD)

                                                          Average Annual Total Returns                Cumulative Total Returns
                                                                              Inception                               Inception
                                        1 Year              5 Years          (11/21/2007)             5 Years        (11/21/2007)
                                    Ended 9/30/2013     Ended 9/30/2013      to 9/30/2013          Ended 9/30/2013   to 9/30/2013
FUND PERFORMANCE
Net Asset Value                          14.39%              10.30%            2.38%                   63.29%          14.76%
Market Price                             14.58%              10.69%            2.40%                   66.14%          14.94%
INDEX PERFORMANCE
Dow Jones Global Select Dividend
     Index(SM)                           14.52%              10.77%            2.49%                   66.75%          15.47%
Dow Jones World Developed Markets
     Index(SM)                           21.44%               8.69%            2.95%                   51.67%          18.55%
MSCI World Index                         20.21%               7.84%            2.26%                   45.84%          13.98%

                    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)


                                                          Average Annual Total Returns               Cumulative Total Returns
                                                                             Inception                                 Inception
                                         1 Year             5 Years         (8/27/2007)              5 Years         (8/27/2007)
                                     Ended 9/30/2013    Ended 9/30/2013    to 9/30/2013          Ended 9/30/2013    to 9/30/2013
FUND PERFORMANCE
Net Asset Value                          10.02%               6.18%            0.08%                   34.99%           0.47%
Market Price                              9.98%               6.44%            0.08%                   36.64%           0.46%
INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index         10.95%               7.43%            0.99%                   43.08%           6.16%
S&P Global REIT Index                     6.69%               5.39%            0.45%                   30.04%           2.79%
MSCI World REIT Index                     4.17%               4.04%           -0.61%                   21.93%          -3.67%


                                     First Trust ISE Cloud Computing Index Fund (SKYY)

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                           1 Year           Inception (7/5/2011)         Inception (7/5/2011)
                                                       Ended 9/30/2013          to 9/30/2013                 to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            23.82%                   9.35%                        22.14%
Market Price                                               23.45%                   9.35%                        22.14%
INDEX PERFORMANCE
ISE Cloud Computing(TM) Index                              24.58%                  10.00%                        23.78%
S&P 500 Index                                              19.34%                  13.24%                        32.09%
S&P Composite 1500 Information Technology Index             8.75%                  11.34%                        27.17%


                                       First Trust ISE Global Copper Index Fund (CU)

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                           1 Year           Inception (3/11/2010)        Inception (3/11/2010)
                                                       Ended 9/30/2013          to 9/30/2013                 to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                           -20.27%                  -5.80%                       -19.13%
Market Price                                              -20.15%                  -5.88%                       -19.38%
INDEX PERFORMANCE
ISE Global Copper(TM) Index                               -19.65%                  -4.61%                       -15.46%
MSCI All Country World Materials Index                      0.39%                   0.30%                         1.05%
MSCI All Country World Index                               17.73%                   9.22%                        36.83%


                     First Trust ISE Global Engineering and Construction Index Fund (FLM)


                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                           1 Year          Inception (10/13/2008)       Inception (10/13/2008)
                                                       Ended 9/30/2013          to 9/30/2013                 to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            25.04%                  11.66%                        72.87%
Market Price                                               25.57%                  11.65%                        72.81%
INDEX PERFORMANCE
ISE Global Engineering and Construction(TM) Index          26.34%                  13.78%                        89.81%
Russell 3000(R) Index                                      21.60%                  14.18%                        93.17%
MSCI World Industrials Index                               28.18%                  13.68%                        89.03%

                                     First Trust ISE Global Platinum Index Fund (PLTM)

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                           1 Year           Inception (3/11/2010)        Inception (3/11/2010)
                                                       Ended 9/30/2013          to 9/30/2013                 to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            -9.84%                 -20.66%                       -56.09%
Market Price                                              -10.41%                 -20.66%                       -56.09%
INDEX PERFORMANCE
ISE Global Platinum(TM) Index                              -9.16%                 -19.92%                       -54.61%
MSCI All Country World Index                               17.73%                   9.22%                        36.83%
MSCI All Country World Materials Index                      0.39%                   0.30%                         1.05%


                                       First Trust ISE Global Wind Energy Index Fund (FAN)

                                                          Average Annual Total Returns               Cumulative Total Returns
                                                                             Inception                               Inception
                                         1 Year               5 Years       (6/16/2008)             5 Years         (6/16/2008)
                                     Ended 9/30/2013      Ended 9/30/2013   to 9/30/2013         Ended 9/30/2013   to 9/30/2013
FUND PERFORMANCE
Net Asset Value                          56.63%               -10.28%          -17.12%                -41.87%         -62.97%
Market Price                             58.02%               -10.25%          -17.07%                -41.76%         -62.86%
INDEX PERFORMANCE
ISE Global Wind Energy(TM) Index         57.54%                -9.32%          -16.42%                -38.67%         -61.28%
Russell 3000(R) Index                    21.60%                10.58%            6.84%                 65.31%          41.89%
MSCI World Index                         20.21%                 7.84%            3.20%                 45.84%          18.15%


                                    First Trust NASDAQ CEA Smartphone Index Fund (FONE)

                                                                       Average Annual Total Returns   Cumulative Total Returns
                                                           1 Year          Inception (2/17/2011)       Inception (2/17/2011)
                                                       Ended 9/30/2013         to 9/30/2013                 to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            40.61%                  3.62%                      9.76%
Market Price                                               40.18%                  3.50%                      9.42%
INDEX PERFORMANCE
NASDAQ OMX CEA Smartphone Index(SM)                        41.89%                  4.58%                     12.44%
MSCI World Index                                           20.21%                  7.42%                     20.61%
MSCI All Country World Information Technology Index        11.26%                  6.37%                     17.55%


                 First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)

                                                                       Average Annual Total Returns    Cumulative Total Returns
                                                           1 Year         Inception (11/16/2009)        Inception (11/16/2009)
                                                       Ended 9/30/2013         to 9/30/2013                  to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            18.44%                  4.09%                         16.78%
Market Price                                               18.29%                  3.96%                         16.23%
INDEX PERFORMANCE
NASDAQ OMX(R) Clean Edge(R) Smart Grid
     Infrastructure Index(SM)                              19.59%                  5.01%                         20.84%
Russell 3000(R) Index                                      21.60%                 14.51%                         68.96%
S&P 1500 Industrials Index                                 30.73%                 16.90%                         83.06%
MSCI World Industrials Index                               28.18%                 12.49%                         57.70%

                                     First Trust NASDAQ Global Auto Index Fund (CARZ)

                                                                       Average Annual Total Returns    Cumulative Total Returns
                                                           1 Year          Inception (5/9/2011)          Inception (5/9/2011)
                                                       Ended 9/30/2013         to 9/30/2013                  to 9/30/2013
FUND PERFORMANCE
Net Asset Value                                            59.44%                 12.31%                         32.05%
Market Price                                               61.00%                 12.58%                         32.80%
INDEX PERFORMANCE
NASDAQ OMX Global Auto Index(SM)                           60.93%                 13.63%                         35.79%
MSCI World Index                                           20.21%                  8.03%                         20.33%


                               First Trust STOXX(R) European Select Dividend Index Fund (FDD)

                                                            Average Annual Total Returns            Cumulative Total Returns
                                                                             Inception                                 Inception
                                         1 Year               5 Years       (8/27/2007)              5 Years          (8/27/2007)
                                     Ended 9/30/2013      Ended 9/30/2013   to 9/30/2013         Ended 9/30/2013     to 9/30/2013
FUND PERFORMANCE
Net Asset Value                          13.29%               1.00%           -8.43%                    5.09%         -41.54%
Market Price                             12.85%               0.92%           -8.37%                    4.69%         -41.27%
INDEX PERFORMANCE
STOXX(R) Europe Select Dividend 30
   Index                                 13.81%               1.79%           -7.91%                    9.26%         -39.48%
STOXX(R) Europe 600 Index                25.22%               6.40%            0.00%                   36.38%           0.01%
MSCI Europe Index                        24.23%               6.03%           -0.26%                   33.99%          -1.56%


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2013 and is incorporated by reference in the Funds' SAI, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST BICK INDEX FUND (BICK)

                                                                                                     FOR THE PERIOD
                                                FOR THE            FOR THE            FOR THE         4/12/2010 (a)
                                              YEAR ENDED         YEAR ENDED         YEAR ENDED           THROUGH
                                               9/30/2013          9/30/2012          9/30/2011          9/30/2010
                                           _________________  _________________ __________________  _________________

Net asset value, beginning of period         $    23.91         $    22.21         $    31.16         $    30.00
                                             __________         __________         __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.41               0.35               0.72               0.15
Net realized and unrealized gain (loss)           (0.26)              1.80              (8.98)              1.09
                                             __________         __________         __________         __________
Total from investment operations                   0.15               2.15              (8.26)              1.24
                                             __________         __________         __________         __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.41)             (0.43)             (0.69)             (0.08)
Return of capital                                    --              (0.02)                --                 --
                                             __________         __________         __________         __________
Total distributions                               (0.41)             (0.45)             (0.69)             (0.08)
                                             __________         __________         __________         __________

Net asset value, end of period               $    23.65         $    23.91         $    22.21         $    31.16
                                             ==========         ==========         ==========         ==========

TOTAL RETURN (c)                                   0.69%              9.78%            (27.18)%             4.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   18,922         $   45,438         $   41,089         $   28,043
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets      0.64%              0.64%              0.64%              0.70% (d)
Ratio of net expenses to average net assets        0.64%              0.64%              0.64%              0.70% (d)
Ratio of net investment income (loss)
   to average net assets                           1.39%              1.46%              1.11%              1.71% (d)
Portfolio turnover rate (e)                          56%                55%                96%                32%



FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                          FOR THE              FOR THE            FOR THE            FOR THE          FOR THE
                                        YEAR ENDED           YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                         9/30/2013            9/30/2012          9/30/2011          9/30/2010        9/30/2009
                                     ________________     ________________   ________________   ________________  ________________

Net asset value, beginning of period    $    23.57          $    21.09         $    22.43         $    21.33       $    19.95
                                        __________          __________         __________         __________       __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  1.18                1.16               1.05               0.94             0.70 (b)
Net realized and unrealized gain (loss)       2.10                2.47              (1.31)              1.17             1.37
                                        __________          __________         __________         __________       __________
Total from investment operations              3.28                3.63              (0.26)              2.11             2.07


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (1.23)              (1.15)             (1.08)             (1.01)           (0.69)
                                        __________          __________         __________         __________       __________

Net asset value, end of period          $    25.62          $    23.57         $    21.09         $    22.43       $    21.33
                                        ==========          ==========         ==========         ==========       ==========

TOTAL RETURN (c)                             14.39%              17.58%             (1.57)%            10.33%           11.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  358,618          $  206,229         $   95,940         $   37,008       $   28,790
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 0.61%               0.63%              0.74%              0.97%            2.39%
Ratio of net expenses to average
   net assets                                 0.60%               0.60%              0.60%              0.60%            0.60%
Ratio of net investment income (loss)
   to average net assets                      5.19%               5.41%              5.21%              4.37%            4.61%
Portfolio turnover rate (e)                     20%                 21%                22%                51%              65%



(a) Inception date.
(b) Per share amount has been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

                                          FOR THE              FOR THE            FOR THE            FOR THE          FOR THE
                                        YEAR ENDED           YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                         9/30/2013            9/30/2012          9/30/2011          9/30/2010        9/30/2009
                                     ________________     ________________   ________________   ________________  ________________

Net asset value, beginning of period    $    37.87          $    30.00         $    33.85         $    30.48       $    36.24
                                        __________          __________         __________         __________       __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.95                0.99               1.05               1.24             0.90
Net realized and unrealized gain (loss)       2.80                7.96              (3.64)              3.84            (5.74)
                                        __________          __________         __________         __________       __________
Total from investment operations              3.75                8.95              (2.59)              5.08            (4.84)
                                        __________          __________         __________         __________       __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (1.75)              (1.08)             (1.26)             (1.71)           (0.91)
Net realized gain                               --                  --                 --                 --            (0.01)
                                        __________          __________         __________         __________       __________
Total distributions                          (1.75)              (1.08)             (1.26)             (1.71)           (0.92)
                                        __________          __________         __________         __________       __________

Net asset value, end of period          $    39.87          $    37.87         $    30.00         $    33.85       $    30.48
                                        ==========          ==========         ==========         ==========       ==========

TOTAL RETURN (b)                             10.02%              30.22%             (8.17)%            17.48%          (12.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   99,664          $   96,565         $   61,508         $   45,693       $   15,238
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 0.68%               0.74%              0.86%              1.10%            2.09%
Ratio of net expenses to average
   net assets                                 0.60%               0.60%              0.60%              0.60%            0.60%
Ratio of net investment income (loss)
   to average net assets                      2.42%               2.67%              2.29%              2.81%            4.08%
Portfolio turnover rate (d)                     13%                  8%                11%                11%              19%



FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

                                                                                                 FOR THE PERIOD
                                                               FOR THE            FOR THE         7/5/2011 (a)
                                                             YEAR ENDED         YEAR ENDED           THROUGH
                                                              9/30/2013          9/30/2012          9/30/2011
                                                          ________________   ________________   ________________

Net asset value, beginning of period                        $    19.87         $    15.93         $   20.16
                                                            __________         __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      0.01              (0.01)             (0.01)
Net realized and unrealized gain (loss)                           4.72               3.96              (4.22)
                                                            __________         __________         __________
Total from investment operations                                  4.73               3.95              (4.23)
                                                            __________         __________         __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                            (0.00) (e)            --                 --
Net realized gain                                                   --              (0.01)                --
                                                            __________         __________         __________
Total distributions                                              (0.00) (e)         (0.01)                --
                                                            __________         __________         __________
Net asset value, end of period                              $    24.60         $    19.87         $    15.93
                                                            ==========         ==========         ==========

TOTAL RETURN (b)                                                 23.82%             24.83%           (20.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $  122,976         $   76,488         $   51,758
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                     0.60%              0.60%              0.60% (c)
Ratio of net expenses to average net assets                       0.60%              0.60%              0.60% (c)
Ratio of net investment income (loss) to average net assets       0.05%             (0.14)%            (0.31)%(c)
Portfolio turnover rate (d)                                         22%                28%                 1%



(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

                                                                                                               FOR THE PERIOD
                                                          FOR THE            FOR THE            FOR THE         3/11/2010 (a)
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED           THROUGH
                                                         9/30/2013          9/30/2012          9/30/2011          9/30/2010
                                                     ________________   ________________   ________________   ________________

Net asset value, beginning of period                   $    28.57         $    26.31         $    33.54         $    30.00
                                                       __________         __________         __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.61               0.70               1.23               0.07
Net realized and unrealized gain (loss)                     (6.37)              2.95              (7.88)              3.53
                                                       __________         __________         __________         __________
Total from investment operations                            (5.76)              3.65              (6.65)              3.60

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.65)             (1.39)             (0.58)             (0.06)
                                                       __________         __________         __________         __________

Net asset value, end of period                         $    22.16         $    28.57         $    26.31         $    33.54
                                                       ==========         ==========         ==========         ==========

TOTAL RETURN (b)                                           (20.27)%            13.82%            (20.50)%            12.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   33,246         $   44,281         $   55,258         $   25,156
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                0.70%              0.70%              0.70%              0.70% (c)
Ratio of net expenses to average net assets                  0.70%              0.70%              0.70%              0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                2.34%              1.79%              1.85%              0.58% (c)
Portfolio turnover rate (d)                                    46%                46%                41%                22%


FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

                                                                                                                  FOR THE PERIOD
                                            FOR THE            FOR THE            FOR THE            FOR THE      10/13/2008 (a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         THROUGH
                                           9/30/2013          9/30/2012          9/30/2011          9/30/2010        9/30/2009
                                       _________________  ________________   _________________  ________________  ________________

Net asset value, beginning of period     $   39.09           $   33.80          $   39.56          $   39.76        $   30.00
                                         _________           _________          _________          _________        _________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.85                0.62               0.67               0.57             0.42
Net realized and unrealized gain (loss)       8.83                5.38              (5.77)             (0.25)            9.68
                                         _________           _________          _________          _________        _________
Total from investment operations              9.68                6.00              (5.10)              0.32            10.10


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.85)              (0.71)             (0.66)             (0.52)           (0.34)
                                         _________           _________          _________          _________        _________

Net asset value, end of period           $   47.92           $   39.09          $   33.80          $   39.56        $   39.76
                                         =========           =========          =========          =========        =========

TOTAL RETURN (b)                              25.04%             17.93%            (13.30)%             1.03%           33.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  16,773           $  17,591          $  30,419          $  31,644        $  35,784
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 0.89%               0.71%              0.80%              0.92%            1.16% (c)
Ratio of net expenses to average
   net assets                                 0.70%               0.70%              0.70%              0.70%            0.70% (c)
Ratio of net investment income (loss)
   to average net assets                      1.77%               1.66%              1.83%              1.33%            1.84% (c)
Portfolio turnover rate (d)                     24%                 22%                22%                26%              19%



(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

                                                                                                             FOR THE PERIOD
                                                        FOR THE            FOR THE            FOR THE         3/11/2010 (a)
                                                      YEAR ENDED         YEAR ENDED         YEAR ENDED           THROUGH
                                                       9/30/2013          9/30/2012          9/30/2011          9/30/2010
                                                   ________________   ________________   ________________   ________________

Net asset value, beginning of period                 $    14.32         $    19.15         $    29.29         $    30.00
                                                     __________         __________         __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.05               0.07               0.19               0.09
Net realized and unrealized gain (loss)                   (1.47)             (4.62)            (10.27)             (0.72)
                                                     __________         __________         __________         __________
Total from investment operations                          (1.42)             (4.55)            (10.08)             (0.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.03)             (0.28)             (0.06)             (0.08)
                                                     __________         __________         __________         __________

Net asset value, end of period                       $    12.87         $    14.32         $    19.15         $    29.29
                                                     ==========         ==========         ==========         ==========

TOTAL RETURN (b)                                          (9.84)%           (24.08)%           (34.49)%            (2.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  11,586         $    8,589         $    7,660         $    7,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%              0.70%              0.70%              0.70% (c)
Ratio of net expenses to average net assets                0.70%              0.70%              0.70%              0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                      0.38%              0.50%              0.44%              0.66% (c)
Portfolio turnover rate (d)                                  46%                64%                41%                29%



FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

                                            FOR THE            FOR THE            FOR THE            FOR THE          FOR THE
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                           9/30/2013          9/30/2012          9/30/2011          9/30/2010        9/30/2009
                                       _________________  ________________   _________________  ________________  ________________

Net asset value, beginning of period     $    6.73           $    8.13          $   10.28          $   16.27        $   19.11
                                         _________           _________          _________          _________        _________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.08                0.09               0.06               0.08             0.14
Net realized and unrealized gain (loss)       3.71               (1.40)             (2.15)             (5.71)           (2.88)
                                         _________           _________          _________          _________        _________
Total from investment operations              3.79               (1.31)             (2.09)             (5.63)           (2.74)
                                         _________           _________          _________          _________        _________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.09)              (0.09)                --              (0.35)           (0.10)
Return of capital                               --                  --              (0.06)             (0.01)              --
                                         _________           _________          _________          _________        _________
Total distributions                          (0.09)              (0.09)             (0.06)             (0.36)           (0.10)
                                         _________           _________          _________          _________        _________

Net asset value, end of period           $   10.43           $    6.73          $    8.13          $   10.28        $   16.27
                                         =========           =========          =========          =========        =========

TOTAL RETURN (b)                             56.63%             (16.14)%           (20.47)%           (35.10)%         (14.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  64,142           $  20,862          $  35,347          $  54,505        $ 100,850
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 0.84%               0.67%              0.76%              0.81%            0.95%
Ratio of net expenses to average
   net assets                                 0.60%               0.60%              0.60%              0.60%            0.60%
Ratio of net investment income (loss)
   to average net assets                      0.91%               1.12%              0.84%              0.80%            1.16%
Portfolio turnover rate (d)                     19%                 57%                35%                24%              30%



(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

                                                                                                     FOR THE PERIOD
                                                                   FOR THE            FOR THE         2/17/2011 (a)
                                                                 YEAR ENDED         YEAR ENDED           THROUGH
                                                                  9/30/2013          9/30/2012          9/30/2011
                                                              ________________   ________________   ________________

Net asset value, beginning of period                            $    23.11         $    22.51        $    30.11
                                                                __________         __________        __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.35               0.23              0.20
Net realized and unrealized gain (loss)                               8.98               0.68             (7.70)
                                                                __________         __________        __________
Total from investment operations                                      9.33               0.91             (7.50)


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.34)             (0.31)            (0.10)
                                                                __________         __________        __________

Net asset value, end of period                                  $    32.10         $    23.11        $    22.51
                                                                ==========         ==========        ==========

TOTAL RETURN (b)                                                     40.61%              4.03%           (24.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $   9,629          $  12,712         $   13,505
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.70%              0.70%             0.70% (c)
Ratio of net expenses to average net assets                           0.70%              0.70%             0.70% (c)
Ratio of net investment income (loss) to average net assets           1.10%              0.89%             1.30% (c)
Portfolio turnover rate (d)                                             23%                35%               29%



FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

                                                                                                           FOR THE PERIOD
                                                      FOR THE            FOR THE            FOR THE        11/16/2009 (a)
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED           THROUGH
                                                     9/30/2013          9/30/2012          9/30/2011          9/30/2010
                                                 ________________   ________________   ________________   ________________

Net asset value, beginning of period               $    28.95         $    24.25         $    30.33         $    30.00
                                                   __________         __________         __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.48               0.26               0.25               0.11
Net realized and unrealized gain (loss)                  4.82               4.76              (6.16)              0.34
                                                   __________         __________         __________         __________
Total from investment operations                         5.30               5.02              (5.91)              0.45
                                                   __________         __________         __________         __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.42)             (0.32)             (0.17)             (0.11)
Return of capital                                          --                 --                 --              (0.01)
                                                   __________         __________         __________         __________
Total distributions                                     (0.42)             (0.32)             (0.17)             (0.12)
                                                   __________         __________         __________         __________

Net asset value, end of period                     $    33.83         $    28.95         $    24.25         $    30.33
                                                   ==========         ==========         ==========         ==========

TOTAL RETURN (b)                                        18.44%             20.82%            (19.63)%             1.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $   11,841         $   13,026         $   18,187         $   31,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            1.11%              0.79%              0.85%              0.99% (c)
Ratio of net expenses to average net assets              0.70%              0.70%              0.70%              0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                            1.38%              1.46%              1.11%              1.71% (c)
Portfolio turnover rate (d)                                44%                46%                28%                50%



(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

                                                                                                   FOR THE PERIOD
                                                                 FOR THE            FOR THE         5/9/2011 (a)
                                                               YEAR ENDED         YEAR ENDED           THROUGH
                                                                9/30/2013          9/30/2012          9/30/2011
                                                            ________________   ________________   ________________

Net asset value, beginning of period                          $    24.52         $    22.51        $    29.88
                                                              __________         __________        __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        0.29               0.22              0.08
Net realized and unrealized gain (loss)                            14.23               1.97             (7.40)
                                                              __________         __________        __________
Total from investment operations                                   14.52               2.19             (7.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                              (0.29)             (0.18)            (0.05)
                                                              __________         __________        __________

Net asset value, end of period                                $    38.75         $    24.52        $    22.51
                                                              ==========         ==========        ==========

TOTAL RETURN (b)                                                   59.44%              9.77%           (24.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $   46,504         $    4,904        $    3,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                       0.70%              0.70%             0.70% (c)
Ratio of net expenses to average net assets                         0.70%              0.70%             0.70% (c)
Ratio of net investment income (loss) to average net assets         1.20%              1.04%             0.70% (c)
Portfolio turnover rate (d)                                           33%                17%               16%



FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                            FOR THE            FOR THE            FOR THE            FOR THE          FOR THE
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                           9/30/2013          9/30/2012          9/30/2011          9/30/2010        9/30/2009
                                       _________________  ________________   _________________  ________________  _______________

Net asset value, beginning of period     $   11.89           $   11.63          $   13.09          $   13.81        $   15.62
                                         _________           _________          _________          _________        _________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.46                0.64               0.67               0.56             0.61
Net realized and unrealized gain (loss)       1.06                0.23              (1.46)             (0.73)           (1.83)
                                         _________           _________          _________          _________        _________
Total from investment operations              1.52                0.87              (0.79)             (0.17)           (1.22)


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.47)              (0.61)             (0.67)             (0.55)           (0.59)
                                         _________           _________          _________          _________        _________

Net asset value, end of period           $   12.94           $   11.89          $   11.63          $   13.09        $   13.81
                                         =========           =========          =========          =========        =========

TOTAL RETURN (b)                             13.29%               7.73%             (6.70)%            (0.95)%          (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  58,292           $  16,088          $   8,762          $   6,589        $   8,330
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 0.90%               1.67%              1.93%              2.35%            3.48%
Ratio of net expenses to average
   net assets                                 0.60%               0.60%              0.60%              0.60%            0.60%
Ratio of net investment income (loss)
   to average net assets                      5.09%               5.98%              5.09%              3.98%            5.30%
Portfolio turnover rate (d)                     32%                 31%                27%                54%              82%



(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                               OTHER INFORMATION

CONTINUOUS OFFERING
Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

FIRST TRUST                          First Trust Exchange-Traded Fund II
-------------------------------------------------------------------------------


                          First Trust BICK Index Fund
            First Trust Dow Jones Global Select Dividend Index Fund
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
                   First Trust ISE Cloud Computing Index Fund
                    First Trust ISE Global Copper Index Fund
         First Trust ISE Global Engineering and Construction Index Fund
                   First Trust ISE Global Platinum Index Fund
                 First Trust ISE Global Wind Energy Index Fund
                  First Trust NASDAQ CEA Smartphone Index Fund
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund
                   First Trust NASDAQ Global Auto Index Fund
            First Trust STOXX(R) European Select Dividend Index Fund


FOR MORE INFORMATION
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.








First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-143964
www.ftportfolios.com                                                   811-21944

                      STATEMENT OF ADDITIONAL INFORMATION


                   INVESTMENT COMPANY ACT FILE NO. 811-21944
                      FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                          TICKER
                             FUND NAME                                                    SYMBOL         EXCHANGE

FIRST TRUST BICK INDEX FUND                                                                BICK         NASDAQ(R)

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND                                     FGD         NYSE ARCA

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND                       FFR         NYSE ARCA

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND                                                 SKYY         NASDAQ(R)

FIRST TRUST ISE GLOBAL COPPER INDEX FUND                                                    CU          NASDAQ(R)

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND                              FLM         NYSE ARCA

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND                                                 PLTM         NASDAQ(R)

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND                                               FAN         NYSE ARCA

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND                                               FONE         NASDAQ(R)

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND                   GRID         NASDAQ(R)

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND                                                  CARZ         NASDAQ(R)

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND                                    FDD         NYSE ARCA


                             DATED JANUARY 31, 2014

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated January 31, 2014, as it may be revised from time to time (the "Prospectus"), for each of the First Trust BICK Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust ISE Global Platinum Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust STOXX(R) European Select Dividend Index Fund (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund II (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT STRATEGIES..........................................................6

SUBLICENSE AGREEMENTS.........................................................19

INVESTMENT RISKS .............................................................21

MANAGEMENT OF THE FUNDS.......................................................26

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE......................................41

BROKERAGE ALLOCATIONS.........................................................41

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTING AGENT, DISTRIBUTOR, INDEX
       PROVIDERS AND EXCHANGES................................................45

ADDITIONAL INFORMATION........................................................51

PROXY VOTING POLICIES AND PROCEDURES..........................................53

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................54

REGULAR HOLIDAYS .............................................................63

FEDERAL TAX MATTERS ..........................................................69

DETERMINATION OF NET ASSET VALUE..............................................75

DIVIDENDS AND DISTRIBUTIONS...................................................77

MISCELLANEOUS INFORMATION.....................................................78

FINANCIAL STATEMENTS..........................................................78



      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated September 30, 2013, which was filed with the Securities and Exchange Commission ("SEC") on December 5, 2013. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in twelve series called the First Trust BICK Index Fund (the "BICK Index Fund"), First Trust Dow Jones Global Select Dividend Index Fund (the "Select Dividend Index Fund"), First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Developed Markets Real Estate Index Fund"), First Trust ISE Cloud Computing Index Fund (the "Cloud Computing Index Fund"), First Trust ISE Global Copper Index Fund (the "Global Copper Index Fund"), First Trust ISE Global Engineering and Construction Index Fund (the "Global Engineering and Construction Index Fund"), First Trust ISE Global Platinum Index Fund (the "Global Platinum Index Fund"), First Trust ISE Global Wind Energy Index Fund (the "Global Wind Energy Index Fund"), First Trust NASDAQ CEA Smartphone Index Fund (the "Smartphone Index Fund"), First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Smart Grid Infrastructure Index Fund"), First Trust NASDAQ Global Auto Index Fund (the "Global Auto Index Fund") and First Trust STOXX(R) European Select Dividend Index Fund (the "European Select Dividend Index Fund"), each a non-diversified series.

      This SAI relates to all of the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

      The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

      The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      The shares of each Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE EuronextSM ("NYSE Arca") or The NASDAQ(R) Stock Market ("NASDAQ(R)"), as shown on the cover of this SAI. The shares of each Fund will trade on NYSE Arca or NASDAQ(R) at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in each Fund's corresponding Index (as defined below), together with the deposit of a specified cash payment (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.

      The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                           EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of NYSE Arca or NASDAQ(R) necessary to maintain the listing of shares of a Fund will continue to be met. NYSE Arca or NASDAQ(R) may, but are not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or
(iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or NASDAQ(R), makes further dealings on NYSE Arca or NASDAQ(R) inadvisable. NYSE Arca or NASDAQ(R) will remove the shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on NYSE Arca and NASDAQ(R), brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                        INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

             (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

             (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments); and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

             (3) A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

             (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

             (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

             (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

             (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund is based upon, concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of a Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                              INVESTMENT STRATEGIES

      Under normal circumstances, each Fund will invest at least 90% of its net assets in common stocks that comprise such Fund's corresponding equity index as set forth below (each, an "Index" and collectively, the "Indices") or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") representing securities in such Index. Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

      FUND                                                  INDEX

BICK Index Fund                             ISE BICK(TM) (Brazil, India, China,
                                               South Korea) Index

Select Dividend Index Fund                  Dow Jones Global Select Dividend
                                               Index(SM)

Developed Markets Real Estate Index Fund    FTSE EPRA/NAREIT Developed Index

Cloud Computing Index Fund                  ISE Cloud Computing(TM) Index

Global Copper Index Fund                    ISE Global Copper(TM) Index

Global Engineering and Construction         ISE Global Engineering and
      Index Fund                                Construction(TM) Index

Global Platinum Index Fund                  ISE Global Platinum(TM) Index

Global Wind Energy Index Fund               ISE Global Wind Energy(TM) Index

Smartphone Index Fund                       NASDAQ OMX CEA Smartphone Index(SM)

Smart Grid Infrastructure Index Fund        NASDAQ OMX(R) Clean Edge(R) Smart
                                               Grid Infrastructure Index(SM)

Global Auto Index Fund                      NASDAQ OMX Global Auto Index(SM)

European Select Dividend Index Fund         STOXX(R) Europe Select Dividend 30
                                               Index

      TYPES OF INVESTMENTS

      Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

      Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities, and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, such descriptions are not all-inclusive. Each Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that cannot be sold within seven days in the ordinary course of business at approximately the amount at which a Fund values the securities for purposes of determining the Fund's net asset value). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, First Trust looks to factors such as (i) the nature of the market for a security (including the institutional private resale market), the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer;
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

      Non-U.S. Investments: Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      Certain of a Fund's investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions.

      Fixed Income Investments and Cash Equivalents: Normally, the Funds invest substantially all of their assets to meet their investment objectives; however, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.

             (1) A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

             (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

             (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

             (7) A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Funds for the fiscal years ended September 30, 2012 and September 30, 2013 are set forth in the table below.

                                                          PORTFOLIO TURNOVER RATE

                                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED
                          FUND                   SEPTEMBER 30, 2012     SEPTEMBER 30, 2013

BICK Index Fund                                       55%                    56%

Select Dividend Index Fund                            21%                    20%

Developed Markets Real Estate Index Fund               8%                    13%

Cloud Computing Index Fund                            28%                    22%


                                     - 11 -


                                                          PORTFOLIO TURNOVER RATE

                                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED
                          FUND                   SEPTEMBER 30, 2012     SEPTEMBER 30, 2013

Global Copper Index Fund                              46%                    46%

Global Engineering and Construction Index Fund        22%                    24%

Global Platinum Index Fund                            64%                    46%

Global Wind Energy Index Fund                         57%                    19%

Smartphone Index Fund                                 35%                    23%

Smart Grid Infrastructure Index Fund                  46%                    44%

Global Auto Index Fund                                17%                    33%

European Select Dividend Index Fund                   31%                    32%


HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge each Fund's holdings. The use of Futures and options is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures

Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      The Funds limit their direct investments in Futures, options on Futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Funds limit their trading activity in Futures, option on Futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that each meets one of the following tests: (i) aggregate initial margin and premiums required to establish its Futures, options on Futures and swap positions do not exceed 5% of the liquidation value of the applicable Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of the applicable Fund's Futures, options on Futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the Futures industry's self-regulatory organization. The Funds will not enter into Futures Contracts and options transactions if more than 30% of their net assets would be committed to such instruments.

      If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

      The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, NASDAQ(R) and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a

Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

      The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

      If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in Futures Contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

      The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

      The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                              SUBLICENSE AGREEMENTS

      First Trust (or First Trust Portfolios L.P., an affiliate of First Trust) has entered into a license agreement (each, a "Product License Agreement") with the provider of each Index (each, an "Index Provider") and a related sublicense agreement (the "Sublicense Agreement") with the Trust that grants the Trust, on behalf of each Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each Product License Agreement. Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee in the amount set forth below. Under Sublicense Agreements for the Select Dividend Index Fund, Developed Markets Real Estate Index Fund, Global Engineering and Construction Index Fund, Global Wind Energy Index Fund, Smart Grid Infrastructure Index Fund and European Select Dividend Index Fund, each such Fund will reimburse First Trust for its costs associated with the Product License Agreement.

           FUND                          INDEX                   INDEX PROVIDER            ANNUAL LICENSE FEE

Select Dividend Index Fund   Dow Jones Global Select       Dow Jones & Company, Inc.   Greater of: (i) one quarter of 0.05%
                             Dividend Index(SM)                                        of the average net assets in the
                                                                                       Fund (at any quarter end) or (ii) 10% of the
                                                                                       percentage of Fund assets
                                                                                       paid for Fund operating
                                                                                       expenses and management
                                                                                       fees, including 12b-1
                                                                                       fees, administrative fees,
                                                                                       and all other asset-based
                                                                                       costs of the Fund excluding brokerage
                                                                                       costs), provided, that,
                                                                                       this fee does not exceed
                                                                                       0.08% of the average net
                                                                                       assets (at any quarter
                                                                                       end), and further, provided, that, the
                                                                                       minimum annual payment will be $25,000.

Developed Markets Real       FTSE EPRA/NAREIT Developed    FTSE International Limited  0.12% of the average daily net assets of
Index Fund                   Markets Real Estate Index                                 the Fund.

Global Engineering and       ISE Global Engineering and    International Securities    0.10% of the average daily net assets of
Construction Index Fund      Construction(TM) Index        Exchange, LLC(R)            the Fund.

Global Wind Energy Index     ISE Global Wind Energy(TM)    International Securities    0.10% of the average daily net assets of
Fund                         Index                         Exchange, LLC(R)            the Fund.

Smart Grid Infrastructure    NASDAQ OMX(R) Clean Edge(R)   NASDAQ(R)                   0.09% of the average daily net assets of
Index Fund                   Smart Grid Infrastructure                                 the Fund.
                             Index(SM)

European Select Dividend     Dow Jones STOXX(R) Select     STOXX Limited               0.06% of the average daily net assets of
Index Fund                   Dividend 30 Index                                         the Fund, assessed quarterly,
                                                                                       provided that, the minimum annual payment
                                                                                       shall be $75,000.

                                INVESTMENT RISKS


Overview

      An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Depositary Receipts Risk

      A Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

      Authorization, Custody and Settlement Risk for Non-U.S. Securities

      Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

      Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which a Fund may invest, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

      Certain countries in which a Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

      Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

      Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

      Share blocking may present operational challenges for a Fund and authorized participants ("APs"), including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and a Fund to "Buy In" situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by a Fund or transfer agent.

      As a result, the Advisor, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Passive Foreign Investment Companies Risk

      A Fund may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

      In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

             (2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                                           OTHER
                                                                                                                       TRUSTEESHIPS
                                                                                                                            OR
                                                                                                        NUMBER OF      DIRECTORSHIPS
                                                                                                    PORTFOLIOS IN THE     HELD BY
                                                      TERM OF OFFICE AND                            FIRST TRUST FUND  TRUSTEE DURING
        NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED    PRINCIPAL OCCUPATIONS   COMPLEX OVERSEEN     THE PAST
      AND DATE OF BIRTH              WITH TRUST          OR APPOINTED        DURING PAST 5 YEARS       BY TRUSTEE         5 YEARS

Trustee who is an Interested
Person of the Trust
----------------------------

James A. Bowen(1)              Chairman of the       o Indefinite term    Chief Executive Officer   108 Portfolios    None
120 East Liberty Drive,        Board and Trustee                          (December 2010 to
  Suite 400                                                               Present), President
Wheaton, IL 60187                                    o Since inception    (until December 2010),
D.O.B.: 09/55                                                             First Trust Advisors
                                                                          L.P. and First Trust
                                                                          Portfolios L.P.;
                                                                          Chairman of the Board of
                                                                          Directors, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

Independent Trustees
----------------------------

Richard E. Erickson            Trustee               o Indefinite term    Physician; President,     108 Portfolios    None
c/o First Trust Advisors L.P.                                             Wheaton Orthopedics;
120 East Liberty Drive,                                                   Co-owner and Co-Director
  Suite 400                                          o Since inception    (January 1996 to May
Wheaton, IL 60187                                                         2007), Sports Med Center
D.O.B.: 04/51                                                             for Fitness; Limited
                                                                          Partner, Gundersen Real
                                                                          Estate Limited
                                                                          Partnership; Member,
                                                                          Sportsmed LLC

Thomas R. Kadlec               Trustee               o Indefinite term    President (March 2010 to  108 Portfolios    Director of
c/o First Trust Advisors L.P.                                             Present), Senior Vice                       ADM Investor
120 East Liberty Drive,                              o Since inception    President and Chief                         Services, Inc.
  Suite 400                                                               Financial Officer (May                      and ADM
Wheaton, IL 60187                                                         2007 to March 2010),                        Investor
D.O.B.: 11/57                                                             Vice President and Chief                    Services
                                                                          Financial Officer (1990                     International
                                                                          to May 2007), ADM
                                                                          Investor Services, Inc.
                                                                          (Futures Commission
                                                                          Merchant)

Robert F. Keith                Trustee               o Indefinite term    President (2003 to        108 Portfolios    Director of
c/o First Trust Advisors L.P.                                             Present), Hibs                              Trust Company
120 East Liberty Drive,                              o Since inception    Enterprises (Financial                      of Illinois
  Suite 400                                                               and Management
Wheaton, IL 60187                                                         Consulting)
D.O.B.: 11/56

Niel B. Nielson                Trustee               o Indefinite term    President and Chief       108 Portfolios    Director of
c/o First Trust Advisors L.P.                                             Executive Officer (July                     Covenant
120 East Liberty Drive,                              o Since inception    2012 to Present), Dew                       Transport Inc.
  Suite 400                                                               Learning LLC
Wheaton, IL 60187                                                         (Educational Products
D.O.B.: 03/54                                                             and Services); President
                                                                          (June 2002 to June
                                                                          2012), Covenant College


                                     - 27 -


                                                                                                                           OTHER
                                                                                                                       TRUSTEESHIPS
                                                                                                                            OR
                                                                                                        NUMBER OF      DIRECTORSHIPS
                                                                                                    PORTFOLIOS IN THE     HELD BY
                                                      TERM OF OFFICE AND                            FIRST TRUST FUND  TRUSTEE DURING
        NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED    PRINCIPAL OCCUPATIONS   COMPLEX OVERSEEN     THE PAST
      AND DATE OF BIRTH              WITH TRUST          OR APPOINTED        DURING PAST 5 YEARS       BY TRUSTEE         5 YEARS

Officers of the Trust
----------------------------

Mark R. Bradley                President and Chief   o Indefinite term    Chief Financial Officer,  N/A               N/A
120 East Liberty Drive,        Executive Officer                          Chief Operating Officer
  Suite 400                                                               (December 2010 to
Wheaton, IL 60187                                    o  President and     Present), First Trust
D.O.B.: 11/57                                          Chief Executive    Advisors L.P. and First
                                                       Officer since      Trust Portfolios L.P.;
                                                       January 2012;      Chief Financial Officer,
                                                       Treasurer and      BondWave LLC (Software
                                                       Chief Financial    Development
                                                       Officer            Company/Investment
                                                       (inception to      Advisor) and Stonebridge
                                                       January 2012)      Advisors LLC (Investment
                                                                          Advisor)

James M. Dykas                 Treasurer, Chief      o Indefinite term    Controller (January 2011  N/A               N/A
120 East Liberty Drive,        Financial Officer                          to Present), Senior Vice
  Suite 400                    and Chief Accounting  o Treasurer, Chief   President (April 2007 to
Wheaton, IL 60187              Officer                 Financial Officer  Present), First Trust
D.O.B.: 01/66                                          and Chief          Advisors L.P. and First
                                                       Accounting         Trust Portfolios L.P.
                                                       Officer since
                                                       January 2012;
                                                       Assistant
                                                       Treasurer
                                                       (inception to
                                                       January 2012)

W. Scott Jardine               Secretary and Chief   o Indefinite term    General Counsel, First    N/A               N/A
120 East Liberty Drive,        Legal Officer                              Trust Advisors L.P. and
  Suite 400                                          o Since inception    First Trust Portfolios
Wheaton, IL 60187                                                         L.P.; Secretary,
D.O.B.: 05/60                                                             BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

Daniel J. Lindquist            Vice President        o Indefinite term    Managing Director (July   N/A               N/A
120 East Liberty Drive,                                                   2012 to Present), Senior
  Suite 400                                          o Since inception    Vice President
Wheaton, IL 60187                                                         (September
D.O.B.: 02/70                                                             2005 to July 2012),
                                                                          First Trust Advisors
                                                                          L.P. and First Trust
                                                                          Portfolios L.P.

Kristi A. Maher                Assistant Secretary   o Indefinite term    Deputy General Counsel,   N/A               N/A
120 East Liberty Drive,        and Chief Compliance                       First Trust Advisors
  Suite 400                    Officer               o Assistant          L.P. and First Trust
Wheaton, IL 60187                                      Secretary since    Portfolios L.P.
D.O.B.: 12/66                                          inception

                                                     o Chief Compliance
                                                       Officer since
                                                       January 2011

Roger F. Testin                Vice President        o Indefinite term    Senior Vice President     N/A               N/A
120 East Liberty Drive,                                                   (November 2003 to
  Suite 400                                          o Since inception    Present), First Trust
Wheaton, IL 60187                                                         Advisors L.P. and First
D.O.B.: 06/66                                                             Trust Portfolios L.P.


                                     - 28 -


                                                                                                                           OTHER
                                                                                                                       TRUSTEESHIPS
                                                                                                                            OR
                                                                                                        NUMBER OF      DIRECTORSHIPS
                                                                                                    PORTFOLIOS IN THE     HELD BY
                                                      TERM OF OFFICE AND                            FIRST TRUST FUND  TRUSTEE DURING
        NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED    PRINCIPAL OCCUPATIONS   COMPLEX OVERSEEN     THE PAST
      AND DATE OF BIRTH              WITH TRUST          OR APPOINTED        DURING PAST 5 YEARS       BY TRUSTEE         5 YEARS

Stan Ueland                    Vice President        o Indefinite term    Senior Vice President     N/A               N/A
120 East Liberty Drive,                                                   (September 2012 to
  Suite 400                                          o Since inception    Present), Vice President
Wheaton, IL 60187                                                         (August 2005 to
D.O.B.: 11/70                                                             September 2012), First
                                                                          Trust Advisors L.P. and
                                                                          First Trust Portfolios
                                                                          L.P.

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund, First Trust Variable Insurance Trust and First Defined Portfolio Fund, LLC, open-end funds with 12 portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund, closed-end funds advised by First Trust; and the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund III, First Trust Exchange Traded Fund IV, First Trust Exchange Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 82 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates. In addition, the officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Trust. Mr. Ueland, Vice President of the Trust, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Series Fund and the closed-end funds. Mr. Testin, Vice President of the Trust, serves in the same position for all funds in the First Trust Fund Complex with the exception of the closed-end funds.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      Commencing January 1, 2014, the three committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held five meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held eight meetings.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee in light of the Funds' business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund, except First Defined Portfolio Fund, LLC, since its inception. He has served as a Trustee of First Defined Portfolio Fund, LLC since 2004. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) and he currently serves as Lead Independent Trustee and on the Executive Committee of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division in to Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance

Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee on the Executive Committee (2012 - 2013) and currently serves on the Executive Committee as Chairman of the Valuation Committee of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and Futures Contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended September 30, 2013 and the calendar year ended December 31, 2013, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are

"interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

                                          TOTAL COMPENSATION FROM                TOTAL COMPENSATION FROM
 NAME OF TRUSTEE                               THE FUNDS(1)                  THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson                              $17,880                               $ 306,162
 Thomas R. Kadlec                                 $17,662                               $ 299,500
 Robert F. Keith                                  $18,098                               $ 310,300
 Niel B. Nielson                                  $17,854                               $ 304,334

--------------------

(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended September 30, 2013 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2013 for services to the 12 portfolios of First Defined Portfolio Fund, LLC, First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 14 closed-end funds and 79 series of the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2013:

                           DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                                                                Investment Companies Overseen by
                                        Dollar Range of Equity                     Trustee in the First Trust
 TRUSTEE                                 Securities in a Fund                             Fund Complex
      Interested Trustee
 James A. Bowen                                    $0                                  $10,001 - $50,000

      Independent Trustees
 Richard E. Erickson                          $1-10,000
                                  (First Trust Dow Jones Global Select
                                          Dividend Index Fund)
                                               $1-10,000
                                  (First Trust NASDAQ Clean Edge Smart                   Over $100,000
                                    Grid Infrastructure Index Fund)

 Thomas R. Kadlec                                  $0                                    Over $100,000

 Robert F. Keith
                                             $10,001-50,000
                                  (First Trust Dow Jones Global Select                   Over $100,000
                                          Dividend Index Fund)


                                     - 35 -


                           DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                                                                Investment Companies Overseen by
                                        Dollar Range of Equity                     Trustee in the First Trust
 TRUSTEE                                 Securities in a Fund                             Fund Complex
 Niel B. Nielson
                                               $1-10,000
                                  (First Trust Dow Jones Global Select
                                          Dividend Index Fund)                           Over $100,000
                                               $1-10,000
                                  (First Trust ISE Global Engineering
                                      and Construction Index Fund)

      As of December 31, 2013, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2013, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Exhibit A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of December 31, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to beneficial ownership is based on the securities position listing reports as of December 31, 2013. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust and the Trust, the Global Select Dividend Index Fund, Developed Markets Real Estate Index Fund, Global Engineering and Construction Index Fund, Global Wind Energy Index Fund, Smart Grid Infrastructure Index Fund and European Select Dividend Index Fund (the "Expense Cap Funds") have agreed to pay an annual management fee equal to 0.40% of their average daily net assets. The Cloud Computing Index Fund has agreed to pay an annual management fee equal to 0.60% of its average daily net assets. The Global Platinum Index Fund, Global Copper Index Fund, Smartphone Index Fund and Global Auto Index Fund have agreed to pay an annual management fee equal to 0.70% of their average daily net assets. The BICK Index Fund has agreed to pay an annual management fee equal to 0.64% of its average daily net assets (the Global Platinum Index Fund, Global Copper Index Fund, Smartphone Index Fund, Global Auto Index Fund, Cloud Computing Index Fund and BICK Index Fund are referred to as the "Unitary Fee Funds").

      Each Expense Cap Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. First Trust has agreed to waive fees and/or pay expenses of each Expense Cap Fund to the extent necessary to prevent the operating expenses of each Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average of daily net assets) the following rates at least until February 28, 2015: 0.70% for the Global Engineering and Construction Index Fund; 0.70% for the Smart Grid Infrastructure Index Fund; 0.60% for the European Select Dividend Index Fund; 0.60% for the Global Select Dividend Index Fund; 0.60% for the Developed Markets Real Estate Index Fund; and 0.60% for the Global Wind Energy Index Fund. Expenses borne and fees waived by First Trust are subject to reimbursement by the Expense Cap Funds up to three years from the date the fee or expense was incurred by each Expense Cap Fund, but no reimbursement payment will be made by the Expense Cap Funds at any time if it would result in an Expense Cap Fund's expenses exceeding 0.60% or 0.70%, as applicable, of average daily net assets.

      For each Unitary Fee Fund, First Trust is paid an annual unitary management fee and is responsible for the expenses of such Unitary Fee Fund including the cost of transfer agency, custody, fund administration, legal, licensing, audit and other services, but excluding distribution and service fees pursuant to a 12b-1 plan, if any, brokerage expense, taxes, interest and extraordinary expenses.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund and the fees waived and expenses reimbursed, by First Trust for the specified periods.

                            AMOUNT OF MANAGEMENT FEES (NET OF
                                 FEE WAIVERS AND EXPENSE                      AMOUNT OF FEES WAIVED AND EXPENSES
                             REIMBURSEMENTS BY FIRST TRUST)                       REIMBURSED BY FIRST TRUST

                            (FOR THE       (FOR THE       (FOR THE       (FOR THE       (FOR THE       (FOR THE
                           FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                              ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
          FUND              9/30/11)       9/30/12)       9/30/13)       9/30/11)       9/30/12)       9/30/13)

BICK Index Fund                N/A            N/A            N/A            N/A            N/A            N/A


Select Dividend Index       $215,997       $579,020      $1,118,398      $115,247        $54,497        $35,045
Fund


Developed Markets Real       $90,818       $205,886       $344,694       $176,670       $109,938        $86,139
Estate Index Fund


Cloud Computing Index          N/A            N/A            N/A            N/A            N/A            N/A
Fund


Global Copper Index Fund       N/A            N/A            N/A            N/A            N/A            N/A


Global Engineering and      $136,277       $116,456        $35,340        $48,342        $4,508         $32,237
Construction Index Fund


                                     - 38 -


Global Platinum Index          N/A            N/A            N/A            N/A            N/A            N/A
Fund


Global Wind Energy Index    $130,393        $89,053        $43,252        $90,788        $17,370        $64,592
Fund


Smartphone Index Fund          N/A            N/A            N/A            N/A            N/A            N/A


Smart Grid                   $67,319        $44,455          $0           $42,493        $12,659        $50,638
Infrastructure Index
Fund


Global Auto Index Fund         N/A            N/A            N/A            N/A            N/A            N/A


European Select Dividend       $0             $0           $34,169       $136,052       $113,312       $100,869
Index Fund

      Investment Committee. The Investment Committee of First Trust (the "Investment Committee") is primarily responsible for the day-to-day management of the Funds. There are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS

Daniel J. Lindquist            Managing Director          Since 2004              Managing Director (July 2012
                                                                                  to Present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), Vice President
                                                                                  (April 2004 to September
                                                                                  2005),  First Trust Advisors
                                                                                  L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.
David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer (June
                               and Managing Director                              2012 to Present), Managing
                                                                                  Director (July 2012 to
                                                                                  Present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P.  and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.


                                     - 39 -


                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS

Stan Ueland                    Senior Vice President      Since 1997              Senior Vice President
                                                                                  (September 2012 to Present),
                                                                                  Vice President (August 2005 to
                                                                                  September 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      Stan Ueland: Mr. Ueland executes the investment strategies of each of the Funds.

      No member of the Investment Committee beneficially owns any shares of the Funds, other than Mr. Lindquist, who beneficially owns shares of the Dow Jones Global Select Dividend Index Fund and the ISE Cloud Computing Index Fund in the $1-$10,000 range.

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

      The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of September 30, 2013, set forth in the table below.

                                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                             COMPANIES                 VEHICLES
                                        NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS     OTHER ACCOUNTS NUMBER OF
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)            ACCOUNTS ($ ASSETS)

Roger F. Testin                        74 ($23,259,317,248)        8 ($ 138,646,923)       2,411 ($ 760,225,152)

Jon C. Erickson                        74 ($23,259,317,248)        8 ($ 138,646,923)       2,411 ($ 760,225,152)

David G. McGarel                       74 ($23,259,317,248)        8 ($ 138,646,923)       2,411 ($ 760,225,152)

Daniel J. Lindquist                    74 ($23,259,317,248)        8 ($ 138,646,923)       2,411 ($ 760,225,152)

Stan Ueland                            61 ($17,956,063,590)               N/A                       N/A
--------------------

      Conflicts. None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                              BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the

Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. The amount of brokerage commissions paid by each Fund were relatively stable for the fiscal years ended September 30, 2011, September 30, 2012 and September 30, 2013, except for the BICK Index Fund and Global Copper Index Fund. This increase in brokerage commissions for these Funds was due primarily to increased purchases of securities by the Funds in order to meet higher demand for shares and the overall growth of these Funds.

                                                                  AGGREGATE AMOUNT OF
                                                                 BROKERAGE COMMISSIONS
                                                                 ---------------------

                                   (FOR THE FISCAL PERIOD           (FOR THE FISCAL             (FOR THE FISCAL
                                            ENDED                      YEAR ENDED                 YEAR ENDED
             FUND                    SEPTEMBER 30, 2011)          SEPTEMBER 30, 2012)         SEPTEMBER 30, 2013)

BICK Index Fund                         $202,060                       $44,840                     $44,989

Select Dividend Index Fund               $17,319                       $30,771                     $63,212

Developed Markets Real Estate             $7,047                        $6,178                     $12,665
Index Fund

Cloud Computing Index Fund                   $95                       $15,143                     $18,831

Global Copper Index Fund                $130,897                       $36,791                     $35,179

Global Engineering and                    $9,828                        $6,626                      $3,548
Construction Index Fund

Global Platinum Index Fund               $20,294                       $18,323                     $11,642

Global Wind Energy Index Fund            $24,593                       $20,068                      $6,797

Smartphone Index Fund                    $10,593                        $9,181                      $5,551


                                     - 43 -


                                                                  AGGREGATE AMOUNT OF
                                                                 BROKERAGE COMMISSIONS
                                                                 ---------------------

                                   (FOR THE FISCAL PERIOD           (FOR THE FISCAL             (FOR THE FISCAL
                                            ENDED                      YEAR ENDED                 YEAR ENDED
             FUND                    SEPTEMBER 30, 2011)          SEPTEMBER 30, 2012)         SEPTEMBER 30, 2013)

Smart Grid Infrastructure Index           $9,455                        $9,370                      $7,416
Fund

Global Auto Index Fund                    $1,209                        $1,128                     $11,200

European Select Dividend Index            $2,644                        $3,356                     $10,914
Fund

      Administrator. The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay St., New York, New York 10286.

      BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

      Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.

                                                        AGGREGATE AMOUNT PAID TO ADMINISTRATOR

                                 (FOR THE FISCAL YEAR ENDED    (FOR THE FISCAL YEAR ENDED   (FOR THE FISCAL YEAR ENDED
             FUND                    SEPTEMBER 30, 2011)          SEPTEMBER 30, 2012)          SEPTEMBER 30, 2013)

BICK Index Fund                              $0                            $0                           $0


Select Dividend Index Fund                 $60,094                      $102,985                     $155,162


Developed Markets Real Estate              $64,346                      $72,583                      $66,894
Index Fund


Cloud Computing Index Fund                   $0                            $0                           $0


Global Copper Index Fund                     $0                            $0                           $0


Global Engineering and                     $32,713                      $27,197                      $11,924
Construction Index Fund


Global Platinum Index Fund                   $0                            $0                           $0


Global Wind Energy Index Fund              $36,593                      $22,763                      $19,541


Smartphone Index Fund                        $0                            $0                           $0


Smart Grid Infrastructure Index            $16,822                      $10,964                       $8,194
Fund


Global Auto Index Fund                       $0                            $0                           $0


European Select Dividend Index             $11,144                      $14,217                      $18,953
Fund


      CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX
                            PROVIDERS AND EXCHANGES

      Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets which may be held through U.S. and non-U.S. sub-custodians and depositories. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor ("FTP" or the "Distributor") and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described below under the heading "Creation and Redemption of Creation Unit Aggregations."

      The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor's available resources to make these payments include profits from advisory fees received from the Funds. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

      For the fiscal years ended September 30, 2011, 2012 and 2013, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for those periods.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before February 28, 2015.

      Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the "DTC Participants"), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) shall be DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

      Index Providers. The Index Providers are not affiliated with the Funds, FTP or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among the Trust on behalf of each Fund, its respective Index Provider, First Trust and FTP, which in turn has a license agreement with each Index Provider.

Select Dividend Index Fund Disclaimer.

      The Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Select Dividend Index Fund or any member of the public regarding the advisability of trading in the Select Dividend Index Fund. Dow Jones' only relationship to First Trust is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Global Select Dividend Index(SM), which is determined, composed and calculated by Dow Jones without regard to First Trust or the Select Dividend Index Fund. Dow Jones has no obligation to take the needs of First Trust or the owners of the Select Dividend Index Fund into consideration in determining, composing or calculating the Dow Jones Global Select Dividend Index(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the Select Dividend Index Fund is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Select Dividend Index Fund.

      DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTION THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

      The Index was launched on October 17, 2007. Estimated daily historical closing prices based on back-testing (i.e., calculations of how the Index might have performed in the past if it had existed) are available back to December 31, 1998, the date at which the base value of the Index was set. Backtested performance information is purely hypothetical and is solely for informational purposes. Backtested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. Past performance is not indicative of future results.

European Select Dividend Index Fund Disclaimer.

      "STOXX" and STOXX(R) Europe Select Dividend 30 Index" are trademarks of STOXX and have been licensed for use for certain purposes by First Trust and the European Select Dividend Index Fund. The European Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by STOXX. STOXX makes no representation or warranty, express or implied, to the owners of the European Select Dividend Index Fund or any member of the public regarding the advisability of trading in the European Select Dividend Index Fund. STOXX's only relationship to First Trust and the European Select Dividend Index Fund is the licensing of certain trademarks and trade names of STOXX and the STOXX(R) Europe Select Dividend 30 Index which is determined, composed and calculated by STOXX without regard to First Trust or the European Select Dividend Index Fund. STOXX has no obligation to take the needs of First Trust, the European Select Dividend Index Fund or the owners of the European Select Dividend Index Fund into consideration in determining composing or calculating the STOXX(R) Europe Select Dividend 30 Index. STOXX is not responsible for or has not participated in the determination of the timing of, prices at, or quantities of the European Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the European Select Dividend Index Fund is to be converted into cash. STOXX has no obligation or liability in connection with the administration, marketing or trading of the European Select Dividend Index Fund.

      STOXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STOXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STOXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN STOXX AND FIRST TRUST OR THE FUND.

Developed Markets Real Estate Index Fund Disclaimer.

      The shares of the Developed Markets Real Estate Index Fund are not in any way sponsored, endorsed, sold or promoted by FTSE or by the London Stock Exchange Plc (the "London Exchange"), The Financial Times Limited ("FT"), Euronext N.V. ("Euronext"), European Public Real Estate Association ("EPRA") and National Association of Real Estate Investment Trusts ("NAREIT") and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Developed Index stands at any particular time on any particular day or otherwise. The Developed Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.

      FTSE(R) is a trademark of the London Exchange and the FT and is used by FTSE under license. EPRA(R) is a trademark of the EPRA and NAREIT(R) is a trademark of the NAREIT.

Smartphone Index Fund, Smart Grid Infrastructure Fund and Global Auto Index Fund

      The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), Clean Edge, Inc. ("Clean Edge") or their affiliates (NASDAQ OMX and Clean Edge, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM), NASDAQ OMX CEA Smartphone Index(SM) or NASDAQ OMX Global Auto Index(SM) to track general stock market or sector performance. The Corporations' only relationship to First Trust Advisors L.P. ("Licensee") is in the licensing of: (a) certain intellectual property, including the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM), NASDAQ OMX CEA Smartphone Index(SM) and NASDAQ OMX Global Auto Index(SM) , and certain trade names, trademarks or service marks of the Corporations; and (b) the use of the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM), NASDAQ OMX CEA Smartphone Index(SM) and NASDAQ OMX Global Auto Index(SM) , which each is determined and composed by the Corporations without regard to Licensee or the Funds, as a benchmark or a component of a pricing or settlement mechanism for each Fund. The Corporations neither recommend nor endorse any investment in the Indices or any Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds. Neither the Indices nor the Funds should be construed as investment advice by the Corporations.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX(SM), NASDAQ OMX CEA SMARTPHONE INDEX(SM) OR NASDAQ OMX GLOBAL AUTO INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE OR THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX(SM), NASDAQ OMX CEA SMARTPHONE INDEX(SM) OR NASDAQ OMX GLOBAL AUTO INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX(SM), NASDAQ OMX CEA SMARTPHONE INDEX(SM) OR NASDAQ OMX GLOBAL AUTO INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BICK Index Fund, Cloud Computing Index Fund, Global Copper Index Fund, Global Engineering and Construction Index Fund, Global Platinum Index Fund and Global Wind Energy Index Fund Disclaimer.

      The Funds are not sponsored, endorsed, sold or promoted by International Securities Exchange, LLC(R) ("ISE"). ISE makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Fund. ISE's only relationship to First Trust is the licensing of certain trademarks and trade names of ISE and of the Indexes which are determined, composed and calculated by ISE without regard to First Trust or the Funds. ISE has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Index. ISE is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. ISE has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      ISE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND ISE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. ISE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. ISE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING,

IN NO EVENT SHALL ISE HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ISE AND FIRST TRUST.

      Additional Service Providers. First Trust has engaged certain agents (the "Calculation Agents") to calculate and disseminate the intra-day values for the shares of the Funds. The Funds will reimburse First Trust for some or all of the fees paid for such service.

      Exchanges. The only relationship that NYSE Arca has with First Trust or the Distributor of the Funds in connection with the Funds is that NYSE Arca lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      The only relationship that NASDAQ has with First Trust or the Distributor of the Funds in connection with the Funds is that NASDAQ lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. NASDAQ is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. NASDAQ has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                              ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

      Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore, in calculating the intra-day portfolio values of each Fund's shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.

                       PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust is available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one

Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund change as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below), and have international operational capabilities. A DTC Participant is also referred to as an AP. Investors should contact the Distributor for the names of AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure, may impede the ability to reach the transfer agent or an Authorized Participant.

      For non-U.S. Securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).

      All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders. In order to purchase Creation Units of a Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Funds' transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day's closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the

International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The "International Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Funds permit or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.

      The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

      A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If the Distributor, acting on behalf of the Trust, determines that a "cash in lieu" amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Trust as discussed below.

      In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an Additional Cash Deposit with respect to undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.

      To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the "Creation Transaction Fee") to BNYM that is currently $500 for the European Select Dividend Index Fund, Cloud Computing Index Fund, Global Platinum Index Fund, Global Copper Index Fund and Smart Grid Infrastructure Index Fund, $4,000 for the Developed Markets Real Estate Index Fund, $1,000 for the Select Dividend Index Fund, Global Engineering and Construction Index Fund, Global Wind Energy Index Fund, Smartphone Index Fund and Global Auto Index Fund, and $2,500 for the BICK Index Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds' portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Funds' portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per Share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

      Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.

      Redemption of Fund Shares In Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive "in-kind" redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.

       With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities ("Fund Securities")--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the "Redemption Transaction Fee") to BNYM that is currently $500 for the European Select Dividend Index Fund, Cloud Computing Index Fund, Global Platinum Index Fund, Global Copper Index Fund and Smart Grid Infrastructure Index Fund, $4,000 for the Developed Markets Real Estate Index Fund, $1,000 for the Select Dividend Index Fund, Global Engineering and Construction Index Fund, Global Wind Energy Index Fund, Smartphone Index Fund and Global Auto Index Fund, and $2,500 for the BICK Index Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as a Fund's portfolio is adjusted to conform to changes in the composition of the Index. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

      Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

      Under the 1940 Act, a Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered is redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, a Fund's redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but no later than 12 calendar days following tender of a Creation Unit Aggregation. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Funds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Funds.

      In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

      To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds' transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.

      The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under "Determination of Net

Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

      Because the Portfolio Securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.

                                REGULAR HOLIDAYS

      Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio ("Portfolio Securities") on a basis of "T" plus three Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

      The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. In no event, however, will a Fund take more that fifteen calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to a Fund during such periods are listed below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

      The dates of the regular holidays affecting the relevant securities markets from February 1, 2014 through February 1, 2015 of the below-listed countries are as follows:

ARGENTINA              AUSTRALIA               AUSTRIA              BELGIUM
---------              ---------               -------              -------

March 3                April 18                April 21             April 21
March 4                April 25                May 1                May 1
March 24               December 25             May 29               May 29
April 2                December 26             June 9               June 9
April 18               January 1               June 19              July 21
May 1                  January 26              August 15            August 15
May 2                                          December 8           November 11
June 20                                        December 25          December 25
July 9                                         December 26          January 1
August 18                                      January 1
October 13                                     January 6
November 24
December 8
December 25
December 26
January 1

BRAZIL                 CANADA                  CHILE                CHINA
------                 ------                  -----                -----

February 17            April 18                April 18             April 7
February 18            May 19                  May 1                May 1
March 29               July 1                  May 21               May 2
May 1                  September 1             July 16              June 2
May 30                 October 13              August 15            September 8
November 15            December 25             September 18         October 1
December 25            December 26             September 19         October 2
December 31            January 1               October 31           October 3
January 1                                      December 8           January 1
                                               December 25
                                               January 1

DENMARK                FINLAND                 FRANCE               GERMANY
-------                -------                 ------               -------

April 17               April 18                April 21             March 5
April 18               April 21                May 1                April 17
April 21               May 1                   May 8                April 18
May 16                 May 29                  May 29               April 21
May 29                 December 25             June 9               May 1
June 9                 December 26             July 14              May 29
December 25            January 1               August 15            June 9
December 26            January 6               November 11          October 3
January 1                                      December 25          December 24
                                               January 1            December 25
                                                                    December 26
                                                                    January 1

GREECE                 HONG KONG               INDIA                IRELAND
------                 ---------               -----                -------
March 3                February 3              February 4           March 17
March 25               April 18                February 14          April 21
April 18               April 21                February 19          May 5
April 21               May 1                   February 24          June 2
May 1                  May 6                   February 27          August 4
June 9                 July 1                  March 31             October 27
August 15              September 9             April 8              December 25
October 28             October 1               April 14             December 26
December 25            October 2               April 15             January 1
December 26            December 25             April 18
January 1              December 26             May 9
January 6              January 1               May 13
                                               May 14
                                               July 25
                                               August 15
                                               August 18
                                               August 29
                                               October 1
                                               October 2
                                               October 3
                                               October 22
                                               October 23
                                               October 24
                                               October 29
                                               November 4
                                               November 6
                                               November 24
                                               December 24
                                               December 25
                                               January 1

ISRAEL                 ITALY                   JAPAN                MALAYSIA
------                 -----                   -----                --------
April 15               April 21                February 11          May 1
April 21               April 25                March 21             May 13
May 5                  May 1                   April 29             July 28
May 6                  June 2                  May 5                July 29
June 4                 August 15               May 6                August 8
August 5               December 8              July 21              August 9
September 25           December 25             September 15         September 1
September 26           December 26             September 23         September 16
October 9              January 1               October 13           October 6
October 17                                     November 3           October 23
December 17                                    November 24          November 5
                                               December 23          December 25
                                               January 1            January 1
                                               January 12


MEXICO                 NEW ZEALAND             NETHERLANDS          NORWAY
------                 -----------             -----------          ------
February 3             February 6              April 18             April 17
March 17               April 18                April 21             April 18
April 17               April 21                May 5                April 21
April 18               April 25                May 29               May 1
May 1                  June 2                  June 9               May 29
September 16           October 27              December 25          June 9
November 17            December 25             December 26          December 25
December 25            December 26             January 1            December 26
January 1              January 1                                    January 1
                       January 2

PORTUGAL               SINGAPORE               SOUTH AFRICA         SOUTH KOREA
--------               ---------               ------------         -----------
April 18               April 18                March 21             May 6
April 25               May 1                   April 18             June 6
May 1                  May 13                  April 21             August 15
June 10                July 28                 April 28             September 8
August 15              October 23              May 1                September 9
December 8             December 25             June 16              October 3
December 25            January 1               September 24         October 9
January 1                                      December 16          December 25
                                               December 25          January 1
                                               December 26
                                               January 1

SPAIN                  SWEDEN                  SWITZERLAND          TAIWAN
-----                  ------                  -----------          ------
April 18               April 18                March 19             February 3
May 1                  April 21                April 18             February 4
August 15              May 1                   April 21             February 28
October 13             May 29                  May 1                April 4
December 8             June 6                  May 29               May 1
December 25            December 25             June 9               June 2
January 1              December 26             June 19              September 8
January 6              January 1               August 1             October 10
                       January 6               August 15            January 1
                                               September 11
                                               December 8
                                               December 25
                                               December 26
                                               January 1
                                               January 2

THAILAND               UNITED KINGDOM          UNITED STATES
--------               --------------          -------------
February 14            April 18                February 17
April 7                May 5                   May 26
April 14               May 26                  July 4
April 15               December 25             September 1
April 16               December 26             October 13
May 1                  January 1               November 11
May 9                                          November 27
May 13                                         December 25
July 11                                        January 1
August 12                                      January 19
October 23
December 5
December 10
December 31
January 1



                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from foreign corporations and from REITs are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that
(i) accepts deposits in the ordinary course of a banking or similar business,
(ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the, graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

       In the case of dividends with respect to taxable years of the Funds beginning prior to 2014, distributions from the Trust that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Funds make certain elections and certain other conditions are met. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                         DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund's accounting agent as follows:

             (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

             (2) Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

             (3) Exchange -traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. OTC options and Futures Contracts will be valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

             (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

      In addition, the following types of securities will be valued as follows:

             (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

             (2) Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

             (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

      The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

      Valuing the Funds' investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Funds' net asset value and the prices used by the Index, which, in turn, could result in a difference between a Fund's performance and the performance of the Index.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the shares of a Fund.

      The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its respective Index.

      A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

                           DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of a Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.

                            MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                               FINANCIAL STATEMENTS

      The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated September 30, 2013, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports also appear in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                                   EXHIBIT A

                                                           % OUTSTANDING SHARES
             NAME OF BENEFICIAL OWNER                       BENEFICIALLY OWNED

--------------------------------------------------------------------------------
                             First Trust BICK Index Fund
--------------------------------------------------------------------------------
Ameriprise Enterprise Investment Services Inc.                   9.59%
2178 AXP Financial Center
Minneapolis, Minnesota 55474

Schwab (Charles ) & Co., Inc.                                   15.18%
2423 East Lincoln Drive
Phoenix, Arizona 85016

First Clearing, L.L.C.                                          7.72%
One North Jefferson Street
St. Louis, Missouri 63103

Merrill Lynch, Pierce, Fenner & Smith Inc.                      5.17%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 19.12%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         5.93%
200 Liberty Street
New York, New York 10281

RBC Capital Markets Corporation                                 7.88%
510 Marquette Ave. South
Minneapolis, MN 55402

--------------------------------------------------------------------------------
      First Trust Dow Jones Global Select Dividend Index Fund
--------------------------------------------------------------------------------
Schwab (Charles ) & Co., Inc.                                   7.21%
2423 East Lincoln Drive
Phoenix, Arizona 85016

First Clearing, L.L.C.                                          12.40%
One North Jefferson Street
St. Louis, Missouri 63103

Merrill Lynch, Pierce, Fenner & Smith Inc.                      8.67%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 21.05%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         6.80%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                5.26%
1 Pershing Plaza,
Jersey City, New Jersey 07399

Raymond James & Associates, Inc.                                5.35%
880 Carilion Parkway, P.O. Box 12749
St. Petersburg, Florida 33716

UBS Financial Services Inc.                                     7.14%
480 Washington Boulevard
Jersey City, New Jersey 07310

--------------------------------------------------------------------------------
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.                                   11.81%
525 Washington Tower Newport Tower
Jersey City, New Jersey 07310

Schwab (Charles ) & Co., Inc.                                   6.71%
2423 East Lincoln Drive
Phoenix, Arizona 85016

First Clearing, L.L.C.                                          5.59%
One North Jefferson Street
St. Louis, Missouri 63103

Janney Montgomery Scott L.L.C.                                  18.15%
Royal Bank Plaza, South Tower Suite 600, 200 Bay Street,
Toronto, Ontario M5J 2J5

Merrill Lynch, Pierce, Fenner & Smith Inc.                      6.71%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 8.58%
200 Westchester Avenue
Purchase, New York 10577

Raymond James & Associates, Inc.                                10.15%
880 Carilion Parkway, P.O. Box 12749
St. Petersburg, Florida 33716

RBC Capital Markets Corporation                                 7.38%
510 Marquette Ave. South
Minneapolis, MN 55402

--------------------------------------------------------------------------------
                      First Trust ISE Cloud Computing Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   10.48%
2423 East Lincoln Drive
Phoenix, Arizona 85016

First Clearing, L.L.C.                                          6.85%
One North Jefferson Street
St. Louis, Missouri 63103

Merrill Lynch, Pierce, Fenner & Smith Inc.                      29.96%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 6.19%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         7.26%
200 Liberty Street
New York, New York 10281

--------------------------------------------------------------------------------
                    First Trust ISE Global Copper Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   7.81%
2423 East Lincoln Drive
Phoenix, Arizona 85016

First Clearing, L.L.C.                                          7.48%
One North Jefferson Street
St. Louis, Missouri 63103

Merrill Lynch, Pierce, Fenner & Smith Inc.                      13.90%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 5.13%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         15.32%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                7.19%
1 Pershing Plaza,
Jersey City, New Jersey 07399

UBS Financial Services Inc.                                     5.45%
480 Washington Boulevard
Jersey City, New Jersey 07310

--------------------------------------------------------------------------------
    First Trust ISE Global Engineering and Construction Index Fund
--------------------------------------------------------------------------------

JP Morgan Clearing Corp.                                        7.67%
3 Chase Metrotech Center
Brooklyn, New York 11245

Merrill Lynch, Pierce, Fenner & Smith Inc.                      6.17%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Merrill Lynch, Pierce, Fenner & Smith Inc.                      31.02%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 8.22%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         8.60%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                5.89%
1 Pershing Plaza,
Jersey City, New Jersey 07399

--------------------------------------------------------------------------------
                      First Trust ISE Global Platinum Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   10.93%
2423 East Lincoln Drive
Phoenix, Arizona 85016

E*TRADE Securities LLC                                          6.63%
1271 Avenue of the Americas, 14th Floor
New York, New York, 10020

Merrill Lynch, Pierce, Fenner & Smith Inc.                      5.93%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

National Financial Services Corporation                         10.68%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                5.22%
1 Pershing Plaza,
Jersey City, New Jersey 07399

TD Ameritrade Clearing Inc.                                     16.26%
1005 Ameritrade Place Bellevue, Nebraska 68005

UBS Financial Services Inc.                                     8.82%
480 Washington Boulevard
Jersey City, New Jersey 07310

--------------------------------------------------------------------------------
                    First Trust ISE Global Wind Energy Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   9.18%
2423 East Lincoln Drive
Phoenix, Arizona 85016

Merrill Lynch, Pierce, Fenner & Smith Inc.                      8.61%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 25.13%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         6.94%
200 Liberty Street
New York, New York 10281

UBS Financial Services Inc.                                     7.78%
480 Washington Boulevard
Jersey City, New Jersey 07310

--------------------------------------------------------------------------------
                     First Trust NASDAQ CEA Smartphone Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   8.80%
2423 East Lincoln Drive
Phoenix, Arizona 85016

Merrill Lynch, Pierce, Fenner & Smith Inc.                      11.54%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Merrill Lynch, Pierce, Fenner & Smith Inc.                      5.59%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 5.65%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         13.66%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                6.86%
1 Pershing Plaza,
Jersey City, New Jersey 07399

TD Ameritrade Clearing Inc.                                     12.21%
1005 Ameritrade Place Bellevue, Nebraska 68005

--------------------------------------------------------------------------------
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund
--------------------------------------------------------------------------------

Schwab (Charles ) & Co., Inc.                                   10.32%
2423 East Lincoln Drive
Phoenix, Arizona 85016

Merrill Lynch, Pierce, Fenner & Smith Inc.                      8.63%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 7.75%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         12.80%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                5.08%
1 Pershing Plaza,
Jersey City, New Jersey 07399

RBC Capital Markets Corporation                                 6.46%
510 Marquette Ave. South
Minneapolis, MN 55402

UBS Financial Services Inc.                                     6.44%
480 Washington Boulevard
Jersey City, New Jersey 07310

--------------------------------------------------------------------------------
                      First Trust NASDAQ Global Auto Index Fund
--------------------------------------------------------------------------------

The Bank of New York Mellon Corporation                         5.59%
101 Barclay St., New York, New York 10286

Schwab (Charles ) & Co., Inc.                                   9.42%
2423 East Lincoln Drive
Phoenix, Arizona 85016

LPL Financial Corp.                                             8.07%
9785 Towne Center Drive
San Diego, California 92121

Merrill Lynch, Pierce, Fenner & Smith Inc.                      7.50%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 11.51%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         13.43%
200 Liberty Street
New York, New York 10281

Pershing, L.L.C.                                                6.00%
1 Pershing Plaza,
Jersey City, New Jersey 07399

TD Ameritrade Clearing Inc.                                     5.69%
1005 Ameritrade Place Bellevue, Nebraska 68005

--------------------------------------------------------------------------------
            First Trust STOXX(R) European Select Dividend Index Fund
--------------------------------------------------------------------------------

The Bank of New York Mellon Corporation                         5.31%
101 Barclay St., New York, New York 10286

Merrill Lynch, Pierce, Fenner & Smith Inc.                      9.64%
101 Hudson Street, 9th Floor
Jersey City, New Jersey 07302

Morgan Stanley Smith Barney LLC                                 29.37%
200 Westchester Avenue
Purchase, New York 10577

National Financial Services Corporation                         5.41%
200 Liberty Street
New York, New York 10281

Raymond James & Associates, Inc.                                5.90%
880 Carilion Parkway, P.O. Box 12749
St. Petersburg, Florida 33716

TD Ameritrade Clearing Inc.                                     0.90%
1005 Ameritrade Place Bellevue, Nebraska 68005

UBS Financial Services Inc.                                     9.11%
480 Washington Boulevard
Jersey City, New Jersey 07310

                      EXHIBIT B - PROXY VOTING GUIDELINES

                   2014 U.S. Proxy Voting Concise Guidelines




                               December 19, 2013


--------------------------------------------------------------------------------






                    Institutional Shareholder Services Inc.

                 ISS' 2014 U.S. Proxy Voting Concise Guidelines

    The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2014 proxy voting guidelines can be found at:
          http://www.issgovernance.com/policy/2014/policy_information

ROUTINE/MISCELLANEOUS

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

                                   o o o o o

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

      1.  Accountability

      2.  Responsiveness

      3.  Composition

      4.  Independence

Generally vote for director nominees, except under the following circumstances:

1.    Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote


--------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.17. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.18. Failure to replace management as appropriate; or

      1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

--------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.

3.    Composition

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


--------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

                                   o o o o o

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

              o   Company-specific factors; and

              o   Proposal-specific factors, including:

                  - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

                  - The maximum proportion of directors that shareholders may nominate each year; and

                  - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                   o o o o o

Proxy Contests--Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

                                   o o o o o

SHAREHOLDER RIGHTS & DEFENSES

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o   No lower than a 20% trigger, flip-in or flip-over;

      o   A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                   o o o o o

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o   The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o   Any other factors that may be applicable.

                                   o o o o o

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o   Shareholders' current right to act by written consent;

      o   The consent threshold;

      o   The inclusion of exclusionary or prohibitive language;

      o   Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

      o   A majority vote standard in uncontested director elections;

      o   No non-shareholder-approved pill; and

      o   An annually elected board.

                                   o o o o o

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.


--------
6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                   o o o o o

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

      o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

      o   The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

                                   o o o o o

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:


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      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

                                   o o o o o

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the


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          respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

                                   o o o o o

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation--Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.


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


Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.


Vote against an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

          -   Magnitude of pay misalignment;

          - Contribution of non-performance-based equity grants to overall pay; and

          - the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(8) compared to grant pay; and

      o   Any other factors deemed relevant.


Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


--------
7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

8   ISS research reports will include realizable pay for S&P1500 companies.


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


Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and


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


      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

                                   o o o o o

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

                                   o o o o o

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

      o   Single- or modified-single-trigger cash severance;

      o   Single-trigger acceleration of unvested equity awards;

      o   Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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      o   Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

                                   o o o o o

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

      o   The total cost of the company's equity plans is unreasonable;

      o   The plan expressly permits repricing;

      o   A pay-for-performance misalignment is found;

      o The company's three year burn rate exceeds the burn rate cap of its industry group;

      o   The plan has a liberal change-of-control definition; or

      o   The plan is a vehicle for problematic pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

                                   o o o o o

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

                                   o o o o o

Political Contributions

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

                                   o o o o o

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                   o o o o o

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

                                   o o o o o

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                   o o o o o


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